As filed with the Securities and Exchange Commission on March 5, 1996

                                             Registration No. 33-63842
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 3 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                          FRANCIS C. CLEARY, JR., ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective (check appropriate box)

 /_/immediately upon filing pursuant to paragraph (b) of Rule 485
 /X/on March 11, 1996 pursuant to paragraph (b) of Rule 485
 /_/60 days after filing pursuant to paragraph (a)(1) of Rule 485
 /_/on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1995 pursuant to Rule 24f-2 on February 22, 1996.

                    CROSS-REFERENCE TABLE


Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Funds, John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Funds,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable
                                 Law--Funding and Otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 The Series Funds

11, 12                           Summary, The Account and Series
                                 Funds, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Funds

17                               Summary, Principal Policy
                                 Provisions

18                               The Account and The Series Funds,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable
                                 Law--Funding and Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Not Applicable

27,28,29,30                      John Hancock, Board
                                 of Directors and Executive
                                 Officers of John Hancock

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Funds,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Funds,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Funds,
                                 Changes in Applicable
                                 Law--Funding and Otherwise

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                                            John Hancock Mutual Life
      (ART)                                    Insurance Company

                                                             (John Hancock)

               SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                          LIFE AND ANNUITY SERVICES
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117

          TELEPHONE 1-800-REAL LIFE (1-800-732-5543) FAX 617-572-5410

                           PROSPECTUS MARCH 11, 1996

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the subaccounts"). The assets of each variable subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Fund, Inc., a mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of Variable Series Trust I: Stock, Select Stock, Bond, Money Market, Managed, Real Estate Equity, International, Special Opportunities and Short-Term U.S. Government and in the Portfolios of M Fund Inc.: Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY....................................................................   1
JOHN HANCOCK...............................................................   6
THE ACCOUNT AND THE SERIES FUNDS...........................................   6
THE FIXED ACCOUNT..........................................................   9
POLICY PROVISIONS AND BENEFITS.............................................   9
  Requirements for Issuance of Policy......................................   9
  Premiums.................................................................  10
  Account Value and Surrender Value........................................  13
  Death Benefits...........................................................  13
  Value Options............................................................  14
  Partial Withdrawal of Excess Value.......................................  15
  Transfers Among Subaccounts..............................................  16
  Telephone Transfers and Policy Loans.....................................  16
  Loan Provisions and Indebtedness.........................................  17
  Default and Options on Lapse.............................................  17
  Exchange Privilege.......................................................  18
CHARGES AND EXPENSES.......................................................  18
  Charges Deducted from Premiums...........................................  18
  Sales Charges............................................................  19
  Reduced Charges for Eligible Groups......................................  20
  Charges Deducted from Account Value......................................  20
DISTRIBUTION OF POLICIES...................................................  23
TAX CONSIDERATIONS.........................................................  24
  Policy Proceeds..........................................................  24
  Charge for John Hancock's Taxes..........................................  24
  Corporate and H.R. 10 Plans..............................................  25
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK..................  26
REPORTS....................................................................  27
VOTING PRIVILEGES..........................................................  27
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE...........................  28
STATE REGULATION...........................................................  28
LEGAL MATTERS..............................................................  28
REGISTRATION STATEMENT.....................................................  28
EXPERTS....................................................................  29
FINANCIAL STATEMENTS.......................................................  29
APPENDIX--OTHER POLICY PROVISIONS..........................................  57
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
 ACCUMULATED PREMIUMS......................................................  59

THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                           PAGE
                                                                           -----
      Account Value.......................................................    13
      Attained Age........................................................    14
      Basic Death Benefit.................................................    13
      Basic Premium.......................................................    10
      Benchmark Value.....................................................    14
      Contingent Deferred Sales Charge....................................    19
      Current Death Benefit...............................................    14
      Death Benefit Factor................................................    14
      Excess Value........................................................    14
      Experience Component................................................    14
      Extra Death Benefit.................................................    14
      Fixed Account.......................................................     8
      Grace Period........................................................    18
      Guaranteed Death Benefit............................................    13
      Home Office.........................................................     6
      Indebtedness........................................................    17
      Investment Rule.....................................................    12
      Issue Charge........................................................    21
      Level Schedule......................................................    11
      Loan Account........................................................    17
      Minimum First Premium...............................................    10
      Modified Schedule...................................................    11
      Premium Component...................................................    14
      Premium Credit Factor...............................................    15
      Premium Processing Charge...........................................    19
      Premium Recalculation...............................................    10
      Required Premium....................................................    10
      Subaccount.......................................................... Cover
      Sum Insured at Issue................................................    15
      Surrender Value.....................................................    13
      Valuation Date......................................................     8
      Value Option........................................................    14

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock Mutual Life Insurance Company ("John Hancock") issues variable life insurance Policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibilities. John Hancock also issues other forms of variable life insurance policies. These other policies are offered by means of other prospectuses, but use the same Account and underlying Fund.

  As explained below, the death benefit and surrender value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: the Owner periodically gives John Hancock enough premium to meet the premium schedule selected. John Hancock takes from each premium an amount for expenses, taxes, and sales load. John Hancock then places the rest of the premium into as many as ten subaccounts as directed by the Owner. The assets allocated to each variable subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each subaccount and credits or charges each subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may increase or decrease daily depending on the investment experience of the subaccounts to which premiums are allocated. In general, the Current Death Benefit equals the Account Value times a factor ("Death Benefit Factor") which depends upon the sex and attained age of the insured. If the Account Value increases, the Current Death Benefit will increase, and, if the Account Value decreases, the Current Death Benefit will decrease. However, John Hancock guarantees that, regardless of the investment experience, the death benefit payable will never be less than the amount of insurance originally purchased in the absence of a subsequent partial surrender ("Guaranteed Death Benefit"). At issue, the death benefit payable upon the death of the insured will usually be the Guaranteed Death Benefit. This is because the first premium payment generally will not result in a large enough Account Value to cause the Current Death Benefit to exceed the Guaranteed Death Benefit initially. Whether or not it reaches or exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit reaches the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and John Hancock bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is basically the sum of the amounts of the premium that John Hancock, at the direction of the Owner, places in the Account and in the Fixed Account. The Account Value increases or decreases daily depending on the investment experience of the subaccounts to which the amounts are allocated. John Hancock does not guarantee a minimum amount of Account Value. Therefore, the Owner bears the investment risk for that portion of the Account Value allocated to the variable subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum initial death benefit that may be bought is $25,000 for insureds less than 25 years of age at the time of issue of the Policy and $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the insurance charges made. If the minimum death benefit at issue is at least $100,000, the insured may be eligible for the "preferred" class which has the lowest insurance charges for this Policy. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are determined under one of two premium schedules selected by the Owner. Under the Level Schedule, premiums are fixed for the life of the Policy. Under the Modified Schedule, a lower fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 72nd birthday. On this date, in the absence of an earlier election by the Owner, the Policy premium is automatically shifted to the Level Schedule and a new fixed annual premium becomes payable on a scheduled basis. The new premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the premium recalculation take place on any Policy anniversary prior to that nearest the insured's 72nd birthday. In addition to the premium schedule chosen, the amount of the premium for a Policy depends upon the Sum Insured at Issue and the insured's age and sex (unless the Policy is sex-neutral). Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 61-day grace period in which to make premium payments due after the Minimum First Premium is received.

  Within limits, scheduled premiums may be paid in advance and more than the scheduled premiums may be paid. If the Account Value under a Policy is sufficiently high, a premium payment otherwise scheduled need not be paid. (See "Premiums", Page 9.)

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. Each variable subaccount within the Account is invested in a corresponding Portfolio of John Hancock Variable Series Trust I, or of M Fund, Inc., each of which is a "series" type of mutual fund. The Portfolios of the Fund which are currently available are Stock, Select Stock, Bond, Money Market, Managed, Real Estate Equity, International, Special Opportunities and Short-Term U.S. Government, Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation.

  John Hancock receives a fee from John Hancock Variable Series Trust I for providing investment management services with respect to the Stock, Bond and Money Market Portfolios at an annual rate of .25% of the net assets with respect to the Select Stock and Managed Portfolios, at an annual rate of .40% of the first $500 million of the net assets and at lesser percentages for amounts above $500 million; with respect to the Short-Term U.S. Government Portfolio at an annual rate of .50% of the first $250 million of the average daily net assets and, at lesser percentages for amounts above $250 million; with respect to the Real Estate Equity Portfolio, at an annual rate of .60% of the first $300 million of the net assets and at lesser percentages for amounts above $300 million, and with respect to the International Portfolio, at an annual rate of .60% of the first

$250 million of the net assets and at lesser percentages for amounts above $250 million; and with respect to the Special Opportunities Portfolio, at an annual rate of .75% of the first $250 million of the average daily net assets and at lesser percentages for amounts above $250 million.

  M Financial Investment Advisers, Inc., receives a fee from M Fund, Inc. for providing investment management services with respect to the Overseas Equity Portfolio at an annual rate of 1.05% of the first $10 million of the average daily net assets and at an annual rate of .90% of the next $15 million of the average daily net assets and at lesser percentages for amounts above $25 million; with respect to the Core Growth Portfolio at an annual rate of .45% of the average daily net assets; and with respect to the Capital Appreciation Portfolio at an annual rate of .90% of the average daily net assets.

  For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  Premium Processing Charge. A charge not to exceed $2 is deducted from each premium payment.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment after deduction of the Premium Processing Charge.

  Sales Charge Deduction from Premium. A charge equal to 5% of each premium payment after deduction of the Premium Processing Charge.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 11 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of premiums paid to date. The total charge for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all required premiums are paid, over that period.

  Issue Charges. A charge deducted monthly from Account Value in 48 equal installments totalling $240 per Policy and 48c per $1000 of Sum Insured at Issue.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $4 per Policy and 2c per $1000 of current Sum Insured.

  Insurance Charge. A charge based upon the amount at risk, the attained age and risk classification of the insured and John Hancock's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value.

  Guaranteed Death Benefit Charges. A charge not to exceed 3c per $1000 of current Sum Insured (currently 1c per $1000) deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations. Upon any exercise of the Extra Death Benefit Option or the Basic Premium Reduction Option, a one-time charge not to exceed 3% (currently 1 1/2%) of the amount applied to exercise the option.

  Charge for Mortality and Expense Risks. A charge made daily at an effective annual rate of .60% of the assets of the Account.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at Issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 7 1/2% of each year's additional premium is deducted from premiums when paid and 92 1/2% of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7 1/2% of each year's additional premium is deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge equal to the lesser of $25 or 2% of the amount withdrawn made against Account Value at the time of withdrawal.

  See "Charges and Expenses", Page 19, for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to one or more of the subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less a processing charge, the charges deducted for sales expenses and state premium taxes. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the subaccounts as elected by the Owner. (See "Charges and Expenses", Page 19).

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit Value Option which may have been exercised, or the Current Death Benefit. Whenever the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Policy's Account Value and it will decrease whenever there is a decrease in the Policy's Account Value but never below the Guaranteed Death Benefit. (See "Death Benefits".)

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the subaccounts for the Policy, decreased by any charges made against the Account Value, and increased or decreased by the investment experience of the subaccounts. No minimum Account Value for the Policy is guaranteed. (See "Surrender Value", Page 13.)

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the subaccounts. Therefore, the Account Value, the Surrender Value and any Death Benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock at Boston, Massachusetts, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the subaccounts and the investment management fee of the Funds.

WHAT IS THE EXCHANGE PRIVILEGE ALLOWED AN OWNER?

  The Owner may transfer the entire Account Value in variable subaccounts under a Policy to the Fixed Account at any time. The transfer will take effect at the end of the Valuation Period in which John Hancock receives, at its Home Office, notice satisfactory to John Hancock. (See "Exchange Privilege," Page 18.)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal income tax purposes. It is also believed that an

Owner will not be deemed to be in constructive receipt of the cash values of the Policy until values are actually received through withdrawal, surrender or other distributions. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies.

  Under recent Federal tax legislation, distributions from Policies entered into after June 20, 1988 on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to taxation. See "Flexibility as to Premium Payments" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called by the law a "modified endowment contract") will be taxed to the extent there is any income (gain) to the Owner and an additional tax may be imposed on the taxable amount (See "Policy Proceeds" under "Tax Considerations").

                                 JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all other states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are over $45 billion.

                       THE ACCOUNT AND THE SERIES FUNDS

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the subaccounts of the Account are invested in corresponding Portfolios of the Funds, but the assets of one variable subaccount are not necessarily legally insulated from liabilities associated with another variable subaccount. New variable subaccounts may be added or existing variable subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

THE SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and for other unit investment trust separate accounts established for other variable life insurance policies and for variable annuity contracts. (See the attached Fund prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Stock Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies believed by management to offer growth potential over both the intermediate and long-term.

 Select Stock Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks of companies believed by management to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  International Portfolio. The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Special Opportunities Portfolio. The investment objective of this Portfolio is to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors.

  Short-Term U.S. Government Portfolio. The investment objective of this Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  John Hancock acts as the investment manager for the Portfolios described above, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, Massachusetts, provides sub-investment advice with respect to the Stock, Select Stock, Managed, Real Estate Equity and Short-Term U.S. Government Portfolios. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, Massachusetts, and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to the International Portfolio, and John Hancock Advisers, Inc. does likewise with respect to the Bond and Special Opportunities Portfolios.

  Edinburgh Overseas Equity Portfolio. Its investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio. The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio. This Portfolio seeks maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  M Financial Investment Advisers, Inc., acts as the investment manager for the three Portfolios described above. Edinburgh Fund Managers PLC, provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; and Frontier Capital Management Company, Inc., provides sub-investment advice to the Frontier Capital Appreciation Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the variable subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by John Hancock for each variable subaccount based on, among other things, the amount of net premiums allocated to the variable subaccount, distributions reinvested, transfers to, from and among variable subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the scheduled premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit a higher rate although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness".

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at Issue of $25,000 for insureds less than 25 years of age at the time of issue of the Policy and minimum Sum Insured at Issue of $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the insurance charges made. If the Sum Insured at Issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. Accordingly, the illustrations, factors and premiums set forth in this Prospectus may differ for such Policies.

PREMIUMS

 Payment Schedule

  Premiums are scheduled and payable during the lifetime of the insured in accordance with John Hancock's established rules and rates. Premiums are payable at John Hancock's Home Office on or before the due date specified in the Policy. All Policies operate under the same schedule of due dates.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first Policy year. Due dates are the last Valuation Date in the third, sixth and ninth Policy months. In the second Policy year, the scheduled due dates are the last Valuation Date in the sixth and twelfth Policy months. In the third and all later Policy years, the scheduled due date is the last Valuation Date of the Policy year.

 Minimum Premium Requirements

  An amount of Required Premium (see "Amount of Required Premium" below) is determined at the start of each Policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the Policy year. In the first and second Policy years, however, there are additional requirements.

  In the first Policy year, a Minimum First Premium must be received by John Hancock at its Home Office before the Policy is in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first Policy year, one-half of the Required Premium must be received on or before the last Valuation Date in the third Policy month and three-quarters of the Required Premium must be received on or before the last Valuation Date in the sixth Policy month.

  In the second Policy year, one-half of the Required Premium for the second Policy year must be received on or before the last Valuation Date in the sixth Policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy.

  Generally, all premiums received are counted by John Hancock when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value and amounts applied from the Premium Component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last Valuation Date of the second or any later Policy year if any Excess Value is available on the scheduled due date. See "Value Options".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

 Amount of Required Premium

  The Required Premium determined at the start of each Policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the Premium Recalculation occurs. See "Choice of Premium Schedule" and "Premium Recalculation".

  If the Account Value on the Valuation Date immediately preceding the Policy anniversary, when multiplied by the Death Benefit Factor on that Policy anniversary , is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following Policy year. This means that even if no premium is paid during the Policy year, the premium requirement will be met on the scheduled due date at the end of the Policy year. If applicable, Owners will be mailed a written notice by John Hancock within 10 days after any Policy anniversary that no premium payment is required in that Policy year.

 Choice of Premium Schedule

  At the time of application, the applicant can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the Policy. The Modified Schedule alternative is not available if the insured is over age 70 on the issue date of the Policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a Premium Recalculation (described below) must occur no later than the Policy anniversary nearest the insured's 72nd birthday. At the time of the Premium Recalculation, John Hancock determines a new Basic Premium which is payable through the remaining lifetime of the insured.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

               Issue
                Age                        Level                    Modified
               -----                       -----                    --------
                25                         $1,113                    $  708
                40                         $  954                    $1,305
                55                         $3,869                    $2,585

 Premium Recalculation (Modified Schedule Only)

  The Premium Recalculation applicable to any Policy on a Modified Schedule may be elected by the Owner at any time after the first Policy anniversary up to the Policy anniversary nearest the insured's 72nd birthday. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by John Hancock at its Home Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected by John Hancock on the Policy anniversary nearest the insured's 72nd birthday.

  The new Basic Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the Policy. The new Basic Premium depends on the insured's sex and age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured's age at issue of the Policy. The charge (currently 1 1/2%) will not exceed 3% of the amount of Account Value applied by John Hancock to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured's age at issue. See "Guaranteed Death Benefit Charges".

 Billing, Allocation of Premium Payments (Investment Rule)

  The Owner may at any time elect to be billed by John Hancock for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. A Premium Processing Charge, not to exceed $2, is deducted from each premium payment. All premiums are payable at John Hancock's Home Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced, first by the Premium Processing Charge and then by the state premium tax charge and the sales charge deducted from premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to any of the ten subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Home Office of notice satisfactory to John Hancock.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's issue date will be processed as if received on the Valuation Date immediately preceding the issue date.

    (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of premium in default; any excess will be processed as of the date of receipt.

    (3) If the Minimum First Premium is not received prior to the issue date, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.
        Flexibility as to Premium Payments

  The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. John Hancock reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is applied under a Value Option (See "Value Options"), the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, the Owner were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The Policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth Policy year to keep the Policy in force.

  Recent Federal legislation has modified the tax treatment of certain policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid that exceed a "7-pay' premium as defined in the law. The "7-pay' premium is greater than the Required Premium on the Policy but is generally less than the amount an Owner may choose to pay and John Hancock will accept. If the total premium paid exceeds the 7-pay limitation, the Owner will be subject to the new tax rules on any distributions made from the Policy. A material change in the Policy will result in a new "7-pay" limitation and test period. A reduction in death benefit within the seven year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations."

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable subaccount's investment experience, the proportion of the Account Value invested in each subaccount and the interest credited to any Loan Account. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value, increased or decreased by the investment experience of the subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first eleven Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charge for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Home Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to John Hancock in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which John Hancock would issue a Policy on the life of the insured. The Guaranteed Death Benefit for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of any Contingent Deferred Sales Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Value Options".

DEATH BENEFITS

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the Policy is the same as the Sum Insured at Issue shown in the Policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on request of the Owner. John Hancock guarantees that, regardless of the investment experience of the subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on Policy anniversaries. If the Owner exercises an Extra Death Benefit Value Option on a Policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the Account Value, Benchmark Value (see "Value Options") and the sex and age of the Insured on the Policy anniversary as of which the Option is exercised. See "Value Options". The insured's age on a Policy anniversary is the age of the insured on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times the Death Benefit Factor shown in the Policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured. The Death Benefit Factor decreases from year to year as the attained age of the insured increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, for a male age 76 is 1.3325. (A complete list of Death Benefit Factors is set forth in the Policy.) The Current Death Benefit is variable: it increases as the Account Value increases and decreases as the Account Value decreases.

VALUE OPTIONS

  As of the last Valuation Date in each Policy year, the Account Value of the Policy will be compared against an amount (the Benchmark Value described below) to determine if any Excess Value exists under the Policy. Any Excess Value will be applied according to the election made in the application for the Policy or in a written notice from the Owner after issue of the Policy.

  The Benchmark Value depends upon the Policy's Guaranteed Death Benefit, the Required Premium, any Indebtedness, the sex and attained age of the insured, and any Surrender Charge. The formula describing precisely how Benchmark Value is calculated on each Policy anniversary is set forth in the Policy under "Excess Value". In general, the Benchmark Value increases as more guarantees are provided in the Policy, either in the form of higher Guaranteed Death Benefits or lower premiums. The Benchmark value is also not less than 110% of any Indebtedness. The Benchmark Value generally increases as the attained age of the insured increases.

  Excess Value is any amount of Account Value greater than Benchmark Value. Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn or applied under certain Value Options) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

  If Excess Value is available on a Policy anniversary, any Premium Component and Experience Component will be applied under Value Options elected by the Owner. Either component may be applied to any available Value Option except that the Premium Component must be applied to the Accumulate Option until the second Policy anniversary. The amounts to be applied will be determined in accordance with the Owner's election and in accordance with the then current John Hancock rules. A change in an election will be effective as of the Policy anniversary next following its date of receipt in writing by John Hancock at its Home Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The Policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the Account Value and does not affect the guarantees under the Policy. The Accumulate Option is available on both Premium Schedules and no limit is placed on the amount that may be applied from either the Premium Component or the Experience Component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both Premium Schedules. No limit is placed on the amount that may be applied from the Experience Component. The amount that may be applied from the Premium Component is limited to an amount that depends upon the Sum Insured at Issue and the insured's age at issue of the Policy. Amounts applied from the Premium Component reduce the cumulative amount of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by John Hancock in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the Guaranteed Death Benefit Charge times the Death Benefit Factor shown in the Policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the Policy which would increase the amount of the Insurance Charge. See "Charges Deducted from Account Value". The Owner may decrease the amount of any Extra Death Benefit on the Policy. Depending upon the amount of Account Value under a Policy, a decrease may result in an amount of Excess Value which may be taken by the Owner as a partial withdrawal. See "Partial Withdrawal of Excess Value". Any decrease is effective at the end of the Valuation Period in which John Hancock receives written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a Policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the Premium Component reduce the cumulative amounts of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by John Hancock that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the Guaranteed Death Benefit Charge, divided by the Premium Credit Factor shown in the Policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured. The Premium Credit Factor decreases from year to year as the attained age of the insured increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, for a female age 61 is 13.3382.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under John Hancock's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Home Office. The minimum amount that may be withdrawn is $500. Unless the Current Death Benefit exceeds the

Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable. An amount equal to the lesser of $25 or 2% of the amount withdrawn is charged against Account Value for each partial withdrawal.

  An amount equal to the Excess Value withdrawn will be removed from each subaccount in the same proportion as the Account Value is then allocated among the subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge is deducted upon a partial withdrawal. Amounts withdrawn from the Premium Component reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. On a Modified Schedule, because the Account Value is reduced by a partial withdrawal, the premium that results from the Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the subaccounts up to twelve times in each Policy year with no charge. If any additional transfers in a Policy year are permitted, John Hancock may impose a charge of not more than $5 against Account Value for each additional transfer. The Owner may either (1) use percentages (in whole numbers) to be transferred among subaccounts or (2) designate the dollar amount of funds to be transferred among subaccounts. The reallocation must be such that the total in the subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Home Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Home Office. (John Hancock reserves the right to defer such Fixed Account transfers for six months.) Transfers among variable subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future.

  If the Owner requests a reallocation which would result in amounts being held in more than ten subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten subaccounts. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543. During periods of heavy telephone usage, implementing a telephone transfer or policy loan may be difficult. If an Owner is unable to reach John Hancock via the above number, the Owner should send a written request via fax to 1-800-621-0448. (Any requests via fax are considered telephone requests and are bound by the conditions in the Owner's signed telephone authorization form.) Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved.

  An owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine.

John Hancock employs procedures which include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If John Hancock does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instruction.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-- Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and premiums are being duly paid. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to the Loan Account, a portion of John Hancock's general account. Each subaccount will be reduced in the same proportion as the Account Value is then allocated among the subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate subaccounts as stipulated in the current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate subaccounts as stipulated in the current Investment Rule.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in the Loan Account is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and, thereafter, .5% less than the loan interest rate. This rate will usually be different than the net return for the subaccounts. Since the Loan Account and the remaining portion of the Account value will generally have different rates of investment return, any Death Benefit above the Guaranteed Death Benefit, the Account Value, and the Surrender Value are permanently affected by an Indebtedness, whether or not repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any amount of premium required to keep the Policy in force is in default if not paid on or before its scheduled due date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance ($5000 minimum) may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Home Office notice of the transfer satisfactory to John Hancock.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  Premium Processing Charge. A charge, not to exceed $2, will be deducted from each premium payment for collection and processing costs. Policyholders who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. The processing charge is currently $2 but may be different for payments made under special billing arrangements acceptable to John Hancock.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment, after the deduction of the Premium Processing Charge, will be deducted from each premium payment except in any state where a lower charge is required. Premium taxes vary from state to state. The 2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

SALES CHARGES

  Charges are made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales load charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  Part of the sales charge is deducted from each premium payment received. This amount is 5% of the premium, after deduction of the Premium Processing Charge. John Hancock will waive the portion of the sales charge otherwise to be deducted from each premium paid on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by John Hancock at some future date.

  The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's eleventh anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the eleventh Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and
(b) the sum of the Modified Premiums or portions thereof due on or before the date of surrender or lapse.

                                                Maximum Contingent Deferred Sales
                                                Charge as a Percentage of Modified
                                                  Premiums Due Through Effective
   For Surrenders or Lapses Effective During:      Date of Surrender or Lapse*
   ------------------------------------------   ----------------------------------
   Policy Years 1-6.........................                  15.00%
   Policy Year 7............................                  14.17%
   Policy Year 8............................                  10.86%
   Policy Year 9............................                   7.13%
   Policy Year 10...........................                   4.22%
   Policy Year 11...........................                   1.90%
   Policy Year 12 and later.................                      0%

--------
* A slightly lower percentage than that shown applies in the last Valuation Period of Policy years 6 through 11.

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the premium under the Modified Schedule for the age of the insured at the time of issue of the Policy, regardless of whether the Policy uses the Level Schedule or the Modified Schedule. At issue ages above 70, however, where only the Level Schedule is available, the Contingent Deferred Sales Charge depends on the premium under that schedule. Also, lower percentages apply at higher issue ages.

  The absence of any need to pay a Required Premium because of the adequacy of the Account Value on a Policy anniversary does not impact the amount of Modified Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Modified Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years.) Similarly, if a premium recalculation is required or effected (i.e., from Modified to Level Schedule) or a premium reduction is implemented, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the premium schedule in effect prior to such recalculation or reduction.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year and equals this amount for the entire seventh Policy year. The Contingent Deferred Sales Charge is reduced in each Policy year after the seventh. At issue ages higher than age 57, the maximum is reached at an earlier Policy year, e.g., the end of the fifth Policy year at issue age 70, and may be reduced to zero over a shorter number of years.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the policies, the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policyowner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  In addition to the possible transfer charge discussed above under "Transfers Among Subaccounts", the following charges are deducted from Account Value:

  Issue Charge. John Hancock will deduct from Account Value a charge ($240 per Policy and 48c per $1,000 of the Sum Insured at Issue) to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. For a Policy with a $50,000 Sum Insured at Issue, the total Issue Charge would be $264.

  This charge is fully assessed upon the issuance of the Policy, but will be deducted from the Account Value in 48 equal monthly installments. On the Date of Issue and on the first day of each subsequent Policy month, John Hancock will deduct $5 per Policy and 1c per $1,000 of the Sum Insured at Issue. For each month that John Hancock is unable to deduct the charge because there is insufficient Account Value, the period over which John Hancock will make this deduction will be extended by one month.

  If a Policy lapses or is surrendered before the Issue Charge has been fully recovered, the unpaid balance is part of the Surrender Charge. If a Policy terminates by reason of the death of the insured, the unpaid balance will not reduce the death benefit. The unpaid Issue Charge also reduces the amount that may be borrowed through a Policy loan.

  Maintenance Charge. John Hancock will deduct from the Account Value a charge equal to $4 per Policy and 2c per $1,000 of the current Sum Insured. For a Policy with a Sum Insured at Issue of $50,000 the maintenance charge deducted during a Policy year would be $60.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The maximum maintenance charge currently is $6.75 no matter how large a Policy's current Sum Insured. Based on the current monthly charge, this maximum will benefit all Policies which will have a current Sum Insured above $137,500. Policies with a Sum Insured below this amount are not affected by the maximum. This current maximum is not contractually guaranteed and may be withdrawn or modified by John Hancock at some future date.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, and underwriting class of the insured. John Hancock may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits and be age 20 or over. Insureds who are under 20 years of age may ask us to review their current smoking habits after they reach their 20th birthday.

  John Hancock will also charge lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher if the insured is over age 32 in the standard underwriting class or the insured is over age 34 in the preferred underwriting class. These lower current insurance rates are not contractually guaranteed and may be withdrawn or modified by John Hancock at some future date.

  Guaranteed Death Benefit Charges. John Hancock deducts a charge from that portion of the Account Value attributable to the variable subaccounts for the minimum death benefit that has been guaranteed. John Hancock guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, John Hancock currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by John Hancock but will never exceed 3c per $1000 of the current Sum Insured.

  When an Extra Death Benefit Value Option is exercised, John Hancock guarantees a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, John Hancock provides the same Guaranteed Death Benefit with less premiums. In either event, John Hancock makes a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1 1/2% of the amount applied. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  When a Premium Recalculation is effected on Policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured's age at issue. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is made for mortality and expense risks assumed by John Hancock at an effective annual rate of .60% of the value of the Account's assets attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 7 1/2% of the additional premiums deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7 1/2% of the additional premium is deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would effect what the subaccounts earn. Charges for other taxes, if any, attributable to the subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the fifth Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $500. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Basic Premium is guaranteed not to increase, except that a larger Basic Premium may result from the Premium Recalculation for a Modified Schedule Policy.

The state premium tax charge, sales charges, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. Any charge for transfers among subaccounts, the Premium Processing Charge, the maintenance charge, the Guaranteed Death Benefit Charges and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fee. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fee which is described briefly in the Summary of this prospectus and of certain non-advisory operating expenses. For a full description of these deductions, see the attached prospectuses for the Funds.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are registered representatives of John Hancock and licensed by state insurance authorities to sell John Hancock's Policies. John Hancock performs suitability and insurance underwriting, determines whether to accept or reject the application for the Policy and the insured's risk classification and acts as the principal underwriter of the Policies. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond issued by a commercial carrier in the amount of $25 million.

  Agents are compensated for sales of the Policies on a commission and service fee basis by John Hancock, and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 50% of the premium that would be payable under a Modified Schedule in the first Policy year, 10% of such premiums payable in the second, third and fourth Policy years, and 3% of any other premiums received by John Hancock.

  Agents with less than four years of service with John Hancock and agents compensated on salary plus bonus or level commission programs may be paid on a different basis. Agents who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  John Hancock is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. John Hancock is not a member of the Securities Investor Protection Corporation because it is exempt from membership in that organization. The Policies may be sold through other registered broker-dealers whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred.

  John Hancock serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. John Hancock is also the principal investment manager and principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will nevertheless receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner.

  Distributions under Policies entered into after June 20, 1988, on which premiums greater than the "7-pay' limit have been paid will be subject to taxation based on recent Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2. Policies entered into prior to June 21, 1988, may also be subject to a tax on distributions if there is a material change in the benefits or other terms of the Policy. All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the recent tax law on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JOHN HANCOCK'S TAXES

  Currently John Hancock makes no charge against the Account for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

           BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF John Hancock

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                        Principal Occupations
   ---------                        ---------------------
   Samuel W. Bodman       Chairman of the Board and Chief Execu-
                          tive Officer, Cabot Corporation (chemi-
                          cals)
   Nelson S. Gifford      Director, formerly Chairman of the
                          Board, Dennison Manufacturing Company,
                          Inc. (paper products).
   William L. Boyan       President and Chief Operating Officer,
                          John Hancock
   Kathleen F. Feldstein  President, Economics Studies Inc. (con-
                          sultant).
   Lawrence K. Fish       Chairman and Chief Executive Officer,
                          Citizens Financial Group (banking).
   E. James Morton        Director, formerly Chairman of the
                          Board, John Hancock
   John F. Magee          Chairman of the Board, Arthur D. Little,
                          Inc. (management consultant).
   John M. Connors, Jr.   President and Chief Executive Officer,
                          Hill, Holliday, Connors, Cosmopoulos,
                          Inc. (advertising).
   Stephen L. Brown       Chairman of the Board and Chief Execu-
                          tive Officer, John Hancock
   Thomas L. Phillips     Director, formerly Chairman of the
                          Board, Raytheon Company (electronics).
   I. MacAllister Booth   Chairman of the Board and Chief
                          Executive Officer, Polaroid Corporation
                          (photographic products)
   C. Vincent Vappi       Retired, formerly Chairman of the Board,
                          Vappi & Company, Inc. (construction).
   Randolph W. Bromery    Interim President, Springfield College.
   Delbert C. Staley      Retired; formerly Chairman of the Board,
                          NYNEX Corporation (telephone utility).
   David F. D'Alessandro  Senior Executive Vice President, John
                          Hancock
   Joan T. Bok            Chairman of the Board, New England Elec-
                          tric System (electric utility).
   Robert E. Fast         Partner, Hale and Dorr (law firm).
   Foster L. Aborn        Vice Chairman of the Board, John Hancock
   Richard F. Syron       Chairman of the Board and Chief Execu-
                          tive Officer, American Stock Exchange.
   Michael C. Hawley      President and Chief Operating Officer,
                          The Gillette Company (razors).
   Executive Officers
   ------------------
   Diane M. Capstaff      Executive Vice President
   Thomas E. Moloney      Executive Vice President
   Richard S. Scipione    General Counsel
   Bruce E. Skrine        Vice President and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. John Hancock will vote the shares of each of the Portfolios of the Funds which are deemed attributable to the Policies at regular and special meetings of the Funds' shareholders in accordance with instructions received from owners of all policies funded through the Account's corresponding variable subaccount. Shares of the Funds held in the Account which are not attributable to the Policies and shares for which instructions from owners are not received will be voted by John Hancock for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all policies funded through the Account's corresponding variable subaccount.

  The number of Fund shares held in each variable subaccount deemed attributable to each Owner is determined by dividing the amount of a Policy's Account Value held in the variable subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable subaccount are invested. Fractional votes will be counted. The number of shares as to which the Owner may give instructions will be determined as of the record date for the Funds' meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Funds. John Hancock also may disregard voting instructions in favor of changes initiated by an Owner or a Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Owners.

               CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of Owners if so required,
(1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate and (3) to deregister the Account under the 1940 Act. John Hancock would notify Owners of any of the foregoing changes and, to the extent legally required, obtain approval of Owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Francis C. Cleary, Jr., Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their report thereon which appear elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of John Hancock.

                             FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995

                                                                                                              Short-Term
                     Select                                 Money        Real         Special                    U.S.
                      Stock       Bond     International   Market    Estate Equity Opportunities    Stock     Government
                   Subaccount  Subaccount   Subaccount   Subaccount   Subaccount    Subaccount    Subaccount  Subaccount
                   ----------- ----------- ------------- ----------- ------------- ------------- ------------ ----------
ASSETS
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $ 9,312,773 $46,330,265  $2,926,534   $18,732,426  $2,450,601     $952,172    $111,633,780  $79,674
Policy loans and
 accrued interest
 receivable......    1,036,670   8,821,458     156,200     2,264,893     156,219          --       19,832,901      --
Receivable from
 John Hancock
 Variable Series
 Trust I.........        2,251      28,577       8,433        10,350       7,860        7,240          55,463        6
                   ----------- -----------  ----------   -----------  ----------     --------    ------------  -------
 Total assets....   10,351,694  55,180,300   3,091,167    21,007,669   2,614,680      959,412     131,522,144   79,680
LIABILITIES
Payable to John
 Hancock Variable
 Series Trust I..        1,763      26,061       8,290         9,344       7,738        7,194          49,440        2
Payable to John
 Hancock Mutual
 Life Insurance
 Company.........
Asset charges
 payable ........          488       2,516         143         1,006         122           46           6,023        4
                   ----------- -----------  ----------   -----------  ----------     --------    ------------  -------
Total
 liabilities.....        2,251      28,577       8,433        10,350       7,860        7,240          55,463        6
                   ----------- -----------  ----------   -----------  ----------     --------    ------------  -------
Net assets.......  $10,349,443 $55,151,723  $3,082,734   $20,997,319  $2,606,820     $952,172    $131,466,681  $79,674
                   =========== ===========  ==========   ===========  ==========     ========    ============  =======
                     Managed
                   Subaccount
                   -----------
ASSETS
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $62,301,402
Policy loans and
 accrued interest
 receivable......    8,932,761
Receivable from
 John Hancock
 Variable Series
 Trust I.........       54,142
                   -----------
 Total assets....   71,288,305
LIABILITIES
Payable to John
 Hancock Variable
 Series Trust I..       50,846
Payable to John
 Hancock Mutual
 Life Insurance
 Company.........
Asset charges
 payable ........        3,296
                   -----------
Total
 liabilities.....       54,142
                   -----------
Net assets.......  $71,234,163
                   ===========

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

                                 Select Stock                                  Bond
                                  Subaccount                                Subaccount
                   ----------------------------------------- -------------------------------------------
                                            For the Period                              For the Period
                                                 from                                        from
                                              October 4,                                  October 4,
                                                 1993                                        1993
                                             (commencement                               (commencement
                   Year ended  Year ended  of operations) to Year ended   Year ended   of operations) to
                   December 31 December 31    December 31    December 31  December 31     December 31
                      1995        1994           1993           1995         1994            1993
                   ----------- ----------- ----------------- -----------  -----------  -----------------
Investment in-
come:
 Distributions
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........  $  754,115   $ 288,656      $ 200,562     $3,504,747   $ 2,780,967     $  686,594
 Interest income
 on policy loans.      67,279      54,175         28,819        641,677       622,042        429,402
                   ----------   ---------      ---------     ----------   -----------     ----------
 Total income....     821,394     342,831        229,381      4,146,424     3,403,009      1,115,996
Expenses:
 Mortality and
 expense risks
 and other
 charges.........      48,056      31,565          6,281        286,349       257,251         61,758
                   ----------   ---------      ---------     ----------   -----------     ----------
 Net investment
 income..........     773,338     311,266        223,100      3,860,075     3,145,758      1,054,238
Net realized and
unrealized gain
(loss) on
investments:
 Net realized
 gain (loss) ....      23,090     (35,449)           (45)      (127,733)     (215,268)        (7,963)
 Net unrealized
 appreciation
 (depreciation)
 during the year.   1,225,784    (298,196)      (152,267)     4,205,161    (3,583,940)      (865,311)
                   ----------   ---------      ---------     ----------   -----------     ----------
 Net realized and
 unrealized gain
 (loss) on
 investments.....   1,248,874    (333,645)      (152,312)     4,077,428    (3,799,208)      (873,274)
                   ----------   ---------      ---------     ----------   -----------     ----------
Net increase
(decrease) in net
assets resulting
from operations..  $2,021,212   $ (22,379)     $  70,788     $7,937,503   $  (653,450)    $  180,964
                   ==========   =========      =========     ==========   ===========     ==========
                                 International                             Money Market
                                  Subaccount                                Subaccount
                   ----------------------------------------- -----------------------------------------
                                            For the Period                            For the Period
                                                 from                                      from
                                              October 4,                                October 4,
                                                 1993                                      1993
                                             (commencement                             (commencement
                   Year ended  Year ended  of operations) to Year ended  Year ended  of operations) to
                   December 31 December 31    December 31    December 31 December 31    December 31
                      1995        1994           1993           1995        1994           1993
                   ----------- ----------- ----------------- ----------- ----------- -----------------
Investment in-
come:
 Distributions
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........   $ 29,692    $  32,660       $19,111       $810,091    $284,469       $ 53,402
 Interest income
 on policy loans.      9,853        7,477         2,557        155,058     148,601        107,771
                   ----------- ----------- ----------------- ----------- ----------- -----------------
 Total income....     39,545       40,137        21,668        965,149     433,070        161,173
Expenses:
 Mortality and
 expense risks
 and other
 charges.........     15,495        9,653         1,034         96,074      52,620         12,668
                   ----------- ----------- ----------------- ----------- ----------- -----------------
 Net investment
 income..........     24,050       30,484        20,634        869,075     380,450        148,505
Net realized and
unrealized gain
(loss) on
investments:
 Net realized
 gain (loss) ....     14,367       11,225         2,973            --          --             --
 Net unrealized
 appreciation
 (depreciation)
 during the year.    164,490     (159,108)       62,914            --          --             --
                   ----------- ----------- ----------------- ----------- ----------- -----------------
 Net realized and
 unrealized gain
 (loss) on
 investments.....    178,857     (147,883)       65,887            --          --             --
                   ----------- ----------- ----------------- ----------- ----------- -----------------
Net increase
(decrease) in net
assets resulting
from operations..   $202,907    $(117,399)      $86,521       $869,075    $380,450       $148,505
                   =========== =========== ================= =========== =========== =================

See accompanying notes.

                                                                         Special
                               Real Estate Equity                     Opportunities
                                   Subaccount                          Subaccount
                    ----------------------------------------- -----------------------------
                                             For the Period
                                                  from                     For the Period
                                               October 4,                       from
                                                  1993                       May 6, 1994
                                              (commencement                 (commencement
                    Year ended  Year ended  of operations) to Year ended  of operations) to
                    December 31 December 31    December 31    December 31    December 31
                       1995        1994           1993           1995           1994
                    ----------- ----------- ----------------- ----------- -----------------
 Investment in-
 come:
 Distributions
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........    $153,495    $ 99,568       $  15,939      $ 22,718        $   746
 Interest income
 on policy loans.      12,322      10,386           4,645           --             --
                     --------    --------       ---------      --------        -------
 Total income....     165,817     109,954          20,584        22,718            746
 Expenses:
 Mortality and
 expense risks
 and other
 charges.........      13,502       9,807           1,662         3,017            289
                     --------    --------       ---------      --------        -------
 Net investment
 income..........     152,315     100,147          18,922        19,701            457
 Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
 gain (loss) ....     (39,490)    (17,561)         (3,306)        9,743             77
 Net unrealized
 appreciation
 (depreciation)
 during the year.     155,992     (47,683)        (63,670)      126,004         (1,412)
                     --------    --------       ---------      --------        -------
 Net realized and
 unrealized gain
 (loss) on
 investments.....     116,502     (65,244)        (66,976)      135,747         (1,335)
                     --------    --------       ---------      --------        -------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......    $268,817    $ 34,903       $(48,054)      $155,448        $  (878)
                     ========    ========       =========      ========        =======
                                                                        Short-Term
                                                                           U.S.
                                                                        Government
                                Stock Subaccount                        Subaccount                     Managed Subaccount
                    ------------------------------------------ ----------------------------- ---------------------------------------
                                                                                                                      For the Period
                                              For the Period                                                                from
                                                   from                     For the Period                               October 4,
                                                October 4,                       from                                       1993
                                                   1993                       May 1, 1994                              (commencement
                                               (commencement                 (commencement                            of operations)
                    Year ended  Year ended   of operations) to Year ended  of operations) to Year ended   Year ended         to
                    December 31 December 31     December 31    December 31    December 31    December 31  December 31   December 31
                       1995        1994            1993           1995           1994           1995         1994           1993
                    ----------- ------------ ----------------- ----------- ----------------- ------------ ------------ -------------
 Investment in-
 come:
 Distributions
 received from
 the portfolios
 of John Hancock
 Variable Series
 Trust I.........   $10,687,455 $ 5,320,942     $ 5,347,556      $2,749          $ 239       $ 5,946,035  $ 2,136,167   $ 2,133,124
 Interest income
 on policy loans.     1,397,618   1,289,505         844,843         --             --            626,984      554,232       372,441
                    ----------- ------------ ----------------- ----------- ----------------- ------------ ------------ -------------
 Total income....    12,085,073   6,610,447       6,192,399       2,749            239         6,573,019    2,690,399     2,505,565
 Expenses:
 Mortality and
 expense risks
 and other
 charges.........       646,807     529,971         121,956         295             22           356,869      299,763        69,919
                    ----------- ------------ ----------------- ----------- ----------------- ------------ ------------ -------------
 Net investment
 income..........    11,438,266   6,080,476       6,070,443       2,454            217         6,216,150    2,390,636     2,435,646
 Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
 gain (loss) ....        85,385    (249,230)          7,903         477             (6)           (6,127)    (182,296)       (2,062)
 Net unrealized
 appreciation
 (depreciation)
 during the year.    17,351,805  (5,560,223)     (3,787,331)      1,735           (282)        7,134,666   (2,984,103)   (1,721,053)
                    ----------- ------------ ----------------- ----------- ----------------- ------------ ------------ -------------
 Net realized and
 unrealized gain
 (loss) on
 investments.....    17,437,190  (5,809,453)     (3,779,428)      2,212           (288)        7,128,539   (3,166,399)   (1,723,115)
                    ----------- ------------ ----------------- ----------- ----------------- ------------ ------------ -------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......   $28,875,456 $   271,023     $ 2,291,015      $4,666          $ (71)      $13,344,689  $  (775,763)  $   712,531
                    =========== ============ ================= =========== ================= ============ ============ =============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

                                  Select Stock                                  Bond
                                   Subaccount                                Subaccount
                    ------------------------------------------ ----------------------------------------
                                                                                         For the Period
                                               For the Period                                 from
                                                    from                                   October 4,
                                                 October 4,                                   1993
                                                    1993                                 (commencement
                                               (commencement                                   of
                    Year ended   Year ended   ofoperations) to Year  ended  Year ended   operations) to
                    December 31  December 31    December 31    December 31  December 31   December 31
                       1995         1994            1993          1995         1994           1993
                    -----------  -----------  ---------------- -----------  -----------  --------------
 Increase
  (decrease) in
  net assets from
  operations:
 Net investment
  income..........  $   773,338  $  311,266      $  223,100    $ 3,860,075  $ 3,145,758   $ 1,054,238
 Net realized
  gains (losses)..       23,090     (35,449)            (45)      (127,733)    (215,268)       (7,963)
 Net unrealized
  appreciation
  (depreciation)
  during the year.    1,225,784    (298,196)       (152,267)     4,205,161   (3,583,940)     (865,311)
                    -----------  ----------      ----------    -----------  -----------   -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    2,022,212     (22,379)         70,788      7,937,503     (653,450)      180,964
 From policyholder
  transactions:
 Net contributions
  from
  policyholders...    3,921,962   3,110,357         774,582      8,741,178    9,292,171     2,130,456
 Net benefits to
  policyholders...   (2,170,453) (1,704,646)      3,341,695     (8,117,059)  (8,795,613)   35,919,978
 Net increase in
  policy loans....      181,384     187,506         636,435        344,088      454,821     7,716,686
                    -----------  ----------      ----------    -----------  -----------   -----------
 Net increase in
  net assets from
  policyholder
  transactions....    1,932,893   1,593,217       4,752,712        968,207      951,379    45,767,120
                    -----------  ----------      ----------    -----------  -----------   -----------
  Net increase in
   net assets.....    3,955,105   1,570,838       4,823,500      8,905,710      297,929    45,948,084
 Net assets:
 Beginning of
  year............    6,394,338   4,823,500             --      46,246,013   45,948,084           --
                    -----------  ----------      ----------    -----------  -----------   -----------
 End of year......  $10,349,443  $6,394,338      $4,823,500    $55,151,723  $46,246,013   $45,948,084
                    ===========  ==========      ==========    ===========  ===========   ===========
                                International                             Money Market
                                  Subaccount                               Subaccount
                    ---------------------------------------- ----------------------------------------
                                              For the Period                           For the Period
                                                   from                                     from
                                                October 4,                               October 4,
                                                   1993                                     1993
                                              (commencement                            (commencement
                                                    of                                       of
                    Year ended   Year ended   operations) to Year ended   Year ended   operations) to
                    December 31  December 31   December 31   December 31  December 31   December 31
                       1995         1994           1993         1995         1994           1993
                    ------------ ------------ -------------- ------------ ------------ --------------
 Increase
  (decrease) in
  net assets from
  operations:
 Net investment
  income..........  $   24,050   $   30,484     $   20,634   $   869,075  $  380,450     $  148,505
 Net realized
  gains (losses)..      14,367       11,225          2,973           --          --             --
 Net unrealized
  appreciation
  (depreciation)
  during the year.     164,490     (159,108)        62,914           --          --             --
                    ------------ ------------ -------------- ------------ ------------ --------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......     202,907     (117,399)        86,521       869,075     380,450        148,505
 From policyholder
  transactions:
 Net contributions
  from
  policyholders...   1,439,112    1,997,179        467,433    13,611,860   2,450,447        380,948
 Net benefits to
  policyholders...    (927,937)    (636,005)       418,803    (2,969,848) (2,597,488)     6,535,046
 Net increase in
  policy loans....      27,649       54,609         69,862       149,842      25,104      2,013,388
                    ------------ ------------ -------------- ------------ ------------ --------------
 Net increase in
  net assets from
  policyholder
  transactions....     538,824    1,415,783        956,098    10,791,854    (121,937)     8,929,382
                    ------------ ------------ -------------- ------------ ------------ --------------
  Net increase in
   net assets.....     741,731    1,298,384      1,042,619    11,660,929     258,513      9,077,887
 Net assets:
 Beginning of
  year............   2,341,003    1,042,619            --      9,336,390   9,077,877            --
                    ------------ ------------ -------------- ------------ ------------ --------------
 End of year......  $3,082,734   $2,341,003     $1,042,619   $20,997,319  $9,336,390     $9,077,887
                    ============ ============ ============== ============ ============ ==============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                                                        Special
                              Real Estate Equity                     Opportunities
                                  Subaccount                          Subaccount
                    ---------------------------------------- -----------------------------
                                              For the Period
                                                   from
                                                October 4,                For the Period
                                                   1993                        from
                                              (commencement                 May 6, 1994
                                                    of                     (commencement
                    Year ended   Year ended   operations) to Year ended  of operations) to
                    December 31  December 31   December 31   December 31    December 31
                       1995         1994           1993         1995           1994
                    -----------  -----------  -------------- ----------- -----------------
 Increase
  (decrease) in
  net assets from
  operations:
 Net investment
  income..........  $  152,315   $  100,147     $   18,922    $ 19,701       $    457
 Net realized
  gains (losses)..     (39,490)     (17,561)        (3,306)      9,743             77
 Net unrealized
  appreciation
  (depreciation)
  during the year.     155,992      (47,683)       (63,670)    126,004         (1,412)
                    ----------   ----------     ----------    --------       --------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......     268,817       34,903        (48,054)    155,448           (878)
 From policyholder
  transactions:
 Net contributions
  from
  policyholders...   1,086,721    1,225,072        372,968     774,566        201,268
 Net benefits to
  policyholders...    (814,812)    (573,521)       904,219    (164,561)       (13,671)
 Net increase in
  policy loans....     (13,207)      57,955        105,759           0            --
                    ----------   ----------     ----------    --------       --------
 Net increase in
  net assets from
  policyholder
  transactions....     258,702      709,506      1,382,946     610,005        187,597
                    ----------   ----------     ----------    --------       --------
  Net increase in
   net assets.....     527,519      744,409      1,334,892     765,453        186,719
 Net assets:
 Beginning of
  year............   2,079,301    1,334,892            --      186,719            --
                    ----------   ----------     ----------    --------       --------
 End of year......  $2,606,820   $2,079,301     $1,334,892    $952,172       $186,719
                    ==========   ==========     ==========    ========       ========
                                                                       Short-Term
                                                                          U.S.
                                                                       Government
                               Stock Subaccount                        Subaccount                     Managed Subaccount
                    ----------------------------------------- ----------------------------- ----------------------------------------
                                               For the Period                                                         For the Period
                                                    from                                                                   from
                                                 October 4,                For the Period                               October 4,
                                                    1993                        from                                       1993
                                               (commencement                 May 1, 1994                              (commencement
                                                     of                     (commencement                                   of
                     Year ended   Year ended   operations) to Year ended  of operations) to Year ended   Year ended   operations) to
                    December 31   December 31   December 31   December 31    December 31    December 31  December 31   December 31
                        1995         1994           1993         1995           1994           1995         1994           1993
                    ------------- ------------ -------------- ----------- ----------------- ------------ ------------ --------------
 Increase
  (decrease) in
  net assets from
  operations:
 Net investment
  income..........  $ 11,438,266  $ 6,080,476   $ 6,070,443     $ 2,454        $   217      $ 6,216,150  $ 2,390,636   $ 2,435,646
 Net realized
  gains (losses)..        85,385     (249,230)                      477             (6)          (6,127)    (182,296)       (2,062)
 Net unrealized
  appreciation
  (depreciation)
  during the year.    17,351,805   (5,560,223)   (3,787,331)      1,735           (282)       7,134,666   (2,984,103)   (1,721,053)
                    ------------- ------------ -------------- ----------- ----------------- ------------ ------------ --------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    28,875,456      271,023     2,291,015       4,666            (71)      13,344,689     (775,763)      712,531
 From policyholder
  transactions:
 Net contributions
  from
  policyholders...    20,933,714   20,019,801     3,883,758      68,539         21,611       13,141,463   13,309,384     3,377,066
 Net benefits to
  policyholders...   (16,972,544) (16,374,221)   69,401,930     (14,808)          (263)     (11,680,334) (10,118,793)   41,295,282
 Net increase in
  policy loans....     1,898,826    1,394,155    15,843,768           0            --         1,120,431      723,705     6,784,502
                    ------------- ------------ -------------- ----------- ----------------- ------------ ------------ --------------
 Net increase in
  net assets from
  policyholder
  transactions....     5,859,996    5,039,735    89,129,456      53,731         21,348        2,581,560    3,914,296    51,456,850
                    ------------- ------------ -------------- ----------- ----------------- ------------ ------------ --------------
  Net increase in
   net assets.....    34,735,452    5,310,758    91,420,471      58,397         21,277       15,926,249    3,138,533    52,169,381
 Net assets:
 Beginning of
  year............    96,731,229   91,420,471           --       21,277            --        55,307,914   52,169,381           --
                    ------------- ------------ -------------- ----------- ----------------- ------------ ------------ --------------
 End of year......  $131,466,681  $96,731,229   $91,420,471     $79,674        $21,277      $71,234,163  $55,307,914   $52,169,381
                    ============= ============ ============== =========== ================= ============ ============ ==============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

NOTE 1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO). The Account was created on August 16, 1993. The Account commenced operations on October 4, 1993 as a result of a transfer of net assets from two existing separate accounts, John Hancock Variable Life Account U (JHVLAU) and John Hancock Variable Life Account V (JHVLAV). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of nine subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new portfolios are added to the Fund, or as other investment options are developed, and made available to policyowners. The nine portfolios of the Fund which are currently available are Select Stock, Bond, International, Money Market, Real Estate Equity, Special Opportunities, Stock, Short-Term U.S. Government and Managed. Each portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from
 .525% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

NOTE 3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

NOTE 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the portfolios of the Fund at December 31, 1995 were as follows:

  Portfolio                                Shares Owned    Cost        Value
  ---------                                ------------ ----------- -----------
Select Stock..............................    536,192   $ 8,537,452 $ 9,312,773
Bond......................................  4,574,603    46,574,355  46,330,265
International.............................    187,483     2,858,238   2,926,534
Money Market..............................  1,873,372    18,773,711  18,732,426
Real Estate Equity........................    209,521     2,405,959   2,450,601
Special Opportunities.....................     72,219       827,580     952,172
Stock.....................................  8,007,462   103,629,530 111,633,780
Short-Term U.S. Government................      7,787        78,221      79,674
Managed...................................  4,538,676    59,872,578  62,301,402

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the portfolios of the Fund during 1995, were as follows:

  Portfolio                                                Purchases    Sales
  ---------                                                ---------- ---------
Select Stock.............................................. $2,998,468 $ 478,935
Bond......................................................  6,586,137 2,116,423
International.............................................    935,730   401,257
Money Market.............................................. 13,092,516 1,587,249
Real Estate Equity........................................    829,282   404,509
Special Opportunities.....................................    698,554    68,848
Stock..................................................... 19,241,967 3,915,114
Short-Term U.S. Government................................     71,209    15,024
Managed................................................... 11,383,468 3,752,413

              REPORTS OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the "Account") (comprising, respectively, the Select Stock, Bond, International, Money Market, Real Estate Equity, Special Opportunities, Stock, Short-Term U.S. Government, and Managed Subaccounts) as of December 31, 1995, and the related statements of operations and statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1995, and the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP
Boston, Massachusetts
February 9, 1996

                               ----------------

To the Directors and Policyholders John Hancock Mutual Life Insurance Company

We have audited the accompanying statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1995 and 1994, and the related summary of operations and changes in policyholders' contingency reserves and statements of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                              ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 1996

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION

                                                                 December 31
                                                             -------------------
                                                               1995      1994
                                                             --------- ---------
                                                                (In millions)
ASSETS
Bonds--Note 6............................................... $21,108.5 $19,884.0
Stocks:
  Preferred.................................................     338.8     274.4
  Common....................................................     130.9     115.9
  Investments in affiliates.................................   1,265.3   1,089.4
                                                             --------- ---------
                                                               1,735.0   1,479.7
Mortgage loans on real estate--Note 6.......................   8,801.5   8,274.2
Real estate:
  Company occupied..........................................     377.4     385.2
  Investment properties.....................................   1,949.5   1,765.5
                                                             --------- ---------
                                                               2,326.9   2,150.7
Policy loans................................................   1,621.3   1,669.2
Cash items:
  Cash in banks and offices.................................     286.6     336.7
  Temporary cash investments................................     254.1     556.2
                                                             --------- ---------
                                                                 540.7     892.9
Premiums due and deferred...................................     234.0     230.9
Investment income due and accrued...........................     597.5     578.2
Other general account assets................................     883.0     979.4
Assets held in separate accounts............................  12,928.2  10,712.5
                                                             --------- ---------
TOTAL ASSETS................................................ $50,776.6 $46,851.7
                                                             ========= =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves........................................... $17,711.4 $16,817.9
  Policyholders' and beneficiaries' funds...................  14,724.8  13,974.8
  Dividends payable to policyholders........................     378.6     377.6
  Policy benefits in process of payment.....................     217.1     224.4
  Other policy obligations..................................     159.6     256.5
  Asset valuation reserve--Note 1...........................   1,014.3     835.7
  Federal income and other accrued taxes--Note 1............     250.5     231.8
  Other general account obligations.........................     873.2   1,120.7
  Obligations related to separate accounts..................  12,913.6  10,682.3
                                                             --------- ---------
TOTAL OBLIGATIONS...........................................  48,243.1  44,521.7
Policyholders' Contingency Reserves
  Surplus notes--Note 2.....................................     450.0     450.0
  Special contingency reserve for group insurance...........     193.1     191.7
  General contingency reserve...............................   1,890.4   1,688.3
                                                             --------- ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...................   2,533.5   2,330.0
                                                             --------- ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES... $50,776.6 $46,851.7
                                                             ========= =========

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

SUMMARY OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                       Year ended December 31
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
                                                            (In millions)
Income
  Premiums, annuity considerations and pension fund
   contributions.....................................  $   8,127.8  $   7,617.4
  Net investment income--Note 4......................      2,678.5      2,557.8
  Other, net.........................................         90.8         64.1
                                                       -----------  -----------
                                                          10,897.1     10,239.3
Benefits and Expenses
  Payments to policyholders and beneficiaries:
    Death benefits...................................        787.4        817.6
    Accident and health benefits.....................        321.3        350.2
    Annuity benefits.................................      1,342.7      1,273.9
    Surrender benefits and annuity fund withdrawals..      5,243.6      4,759.3
    Matured endowments...............................         19.8         20.8
                                                       -----------  -----------
                                                           7,714.8      7,221.8
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries.......      1,497.0      1,503.5
  Expenses of providing service to policyholders and
   obtaining new insurance:
    Field sales compensation and expenses............        277.4        303.2
    Home office and general expenses.................        455.8        437.3
  Cost of restructuring..............................          0.0         57.8
  Payroll, state premium and miscellaneous taxes.....         78.6         72.1
                                                       -----------  -----------
                                                          10,023.6      9,595.7
                                                       -----------  -----------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
       POLICYHOLDERS, FEDERAL INCOME TAXES AND NET
       REALIZED CAPITAL GAINS (LOSSES)...............        873.5        643.6
Dividends to policyholders...........................        465.9        385.0
Federal income taxes--Note 1.........................        128.5         59.7
                                                       -----------  -----------
                                                             594.4        444.7
                                                       -----------  -----------
      GAIN FROM OPERATIONS BEFORE NET REALIZED
       CAPITAL GAINS (LOSSES)........................        279.1        198.9
Net realized capital gains (losses)--Note 5..........         21.2        (35.3)
                                                       -----------  -----------
      NET INCOME.....................................        300.3        163.6
Other increases (decreases) in policyholders' contin-
 gency reserves:
  Net unrealized capital losses and other adjust-
   ments--Note 5.....................................        (85.1)      (118.2)
  Valuation reserve changes--Note 1..................          0.0         41.0
  Net gain from separate accounts....................          2.6          0.8
  Issuance of surplus notes..........................          0.0        450.0
  Prior years' federal income taxes..................        (36.8)       (26.2)
  Other reserves and adjustments.....................         22.5          4.3
                                                       -----------  -----------
      NET INCREASE IN POLICYHOLDERS' CONTINGENCY
       RESERVES......................................        203.5        515.3
Policyholders' contingency reserves at beginning of
 year................................................      2,330.0      1,814.7
                                                       -----------  -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR...  $   2,533.5  $   2,330.0
                                                       ===========  ===========

    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ------------------------
                                                         1995         1994
                                                      -----------  -----------
                                                           (In millions)
Cash Flows From Operating Activities:
  Insurance premiums, annuity considerations and de-
   posits............................................ $   8,280.3  $   7,827.5
  Net investment income..............................     2,756.9      2,560.0
  Benefits to policyholders and beneficiaries........    (7,917.6)    (7,417.0)
  Dividends paid to policyholders....................      (464.9)      (391.4)
  Insurance expenses and taxes.......................      (795.1)      (801.0)
  Net transfers (to) from separate accounts..........       132.0       (548.4)
  Other, net.........................................      (154.7)       (88.1)
                                                      -----------  -----------
    NET CASH PROVIDED FROM OPERATIONS................     1,836.9      1,141.6
                                                      -----------  -----------
Cash Flows Used In Investing Activities:
  Bond purchases.....................................    (6,456.9)    (6,834.2)
  Bond sales.........................................     2,874.9      2,530.2
  Bond maturities and scheduled redemptions..........     1,600.6      1,437.6
  Bond prepayments...................................       795.9        620.8
  Stock purchases....................................      (224.3)      (282.7)
  Proceeds from stock sales..........................       131.4         70.8
  Real estate purchases..............................      (375.1)      (255.9)
  Real estate sales..................................       365.0        280.6
  Other invested assets purchases....................       (46.5)       (66.5)
  Proceeds from the sale of other invested assets....       251.1        169.3
  Mortgage loans issued..............................    (2,041.6)    (1,547.7)
  Mortgage loan repayments...........................     1,277.9      1,391.8
  Other, net.........................................      (554.6)       845.3
                                                      -----------  -----------
    NET CASH USED IN INVESTING ACTIVITIES............    (2,402.2)    (1,640.6)
                                                      -----------  -----------
Cash Flows From Financing Activities:
  Issuance of surplus notes..........................         0.0        450.0
  Issuance of REMIC notes payable....................       213.1          0.0
                                                      -----------  -----------
    NET CASH PROVIDED FROM FINANCING ACTIVITIES......       213.1        450.0
                                                      -----------  -----------
DECREASE IN CASH AND TEMPORARY CASH INVESTMENTS......      (352.2)       (49.0)
Cash and temporary cash investments at beginning of
 year................................................       892.9        941.9
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $     540.7  $     892.9
                                                      ===========  ===========


    The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers; and Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including domestic property and casualty insurance, life insurance products for the Canadian market, a full range of retail and institutional securities brokerage services, investment management and advisory services, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

The Company is licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The preparation of the financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which are currently considered generally accepted accounting principles for mutual life insurance companies. However, in April 1993, the Financial Accounting Standard Board
(FASB) issued Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (Interpretation). The Interpretation, as amended, is effective for 1996 annual financial statements and thereafter, and no longer will allow statutory-basis financial statements to be described as being prepared in conformity with generally accepted accounting principles (GAAP). Upon the effective date of the Interpretation in order for their financial statements to be described as being prepared in conformity with GAAP, mutual life insurance companies will be required to adopt all

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

applicable authoritative GAAP pronouncements in any general-purpose financial statements that they may issue. The Company has not quantified the effects of the application of the Interpretation on its financial statements.

The Company has not yet determined whether for general purposes it will continue to issue statutory-basis financial statements or statements adopting all applicable authoritative GAAP pronouncements. If the Company decides that its general purpose financial statements will be prepared in accordance with GAAP rather than statutory accounting practices, the financial statements included herein would have to be restated to reflect all applicable authoritative GAAP pronouncements, including Statement of Financial Accounting Standards (SFAS) Nos. 60, 97, and 113, and the American Institute of Certified Public Accountants' Statement of Position 95-1, which addresses the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

The significant accounting practices of the Company are as follows:

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the National Association of Insurance Commissioners (NAIC): bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company occupied real estate is recorded on a straight-line basis.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1995, the IMR, net of 1995 amortization of $16.4 million, amounted to $69.5 million which is included in other policy obligations. The corresponding 1994 amounts were $17.1 million and $52.7 million, respectively.

Property and Equipment: Data processing equipment, included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years.

Separate Accounts: Separate account assets (valued at market) and obligations are included as separate captions in the statements of financial position. The change in separate account surplus is recognized through direct charges or credits to policyholders' contingency reserves.

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1995. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Interest Rate and Currency Rate Swap Contracts and Financial Futures
Contracts: The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience mortality tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates ranging from 2% to 11 1/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED


The statement value and fair value for investment-type insurance contracts are as follows:

                                          December 31, 1995   December 31, 1994
                                         ------------------- -------------------
                                         Statement   Fair    Statement   Fair
                                           Value     Value     Value     Value
                                         --------- --------- --------- ---------
                                                      (In millions)
Guaranteed investment contracts........  $12,014.3 $12,325.3 $11,333.3 $10,966.3
Fixed-rate deferred and immediate annu-
 ities.................................    3,494.5   3,478.6   2,918.5   2,840.3
Supplementary contracts without life
 contingencies.........................       39.6      40.7      36.5      35.4
                                         --------- --------- --------- ---------
                                         $15,548.4 $15,844.6 $14,288.3 $13,842.0
                                         ========= ========= ========= =========

Federal Income Taxes: Federal income taxes are provided in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves. No provision is generally recognized for timing differences that may exist between financial reporting and taxable income.

At December 31, 1994, the Company's subsidiaries had total estimated tax loss carryforwards for federal income tax purposes of $26.5 million expiring in years 2003 to 2005. After the 1994 federal income tax return was filed on September 15, 1995, the Company's subsidiaries remaining tax loss carryforwards for federal income tax purposes totaled $9.9 million. It is expected that these losses will be fully utilized in the 1995 federal income tax return. Certain subsidiaries acquired by the Company have additional potential tax loss carryforwards of $117.8 million expiring in years 1996 to 1998. These amounts also may be used in the consolidated tax return but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $211.5 million in 1995 and $78.8 million in 1994.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries'
Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1994, the Company refined certain actuarial assumptions inherent

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

in the calculation of preconversion yearly renewable term and gross premium deficiency reserves resulting in a $41.0 million increase in policyholders' contingency reserves at December 31, 1994.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Restructuring Charge: In 1994, the Company provided for restructuring charges of $57.8 million in accordance with the Company's plan to reduce its cost structure and consolidate operations. The restructuring charge includes severance costs and facilities consolidation expenses. During 1995 and 1994, the Company paid $32.9 million and $10.7 million, respectively, under its restructuring plan. The remaining liability for restructuring charges at December 31, 1995 was $14.2 million.

Reclassifications: Certain 1994 amounts have been reclassified to permit comparison with the corresponding 1995 amounts.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Massachusetts Division of Insurance. Surplus notes are reported as surplus rather than liabilities. Interest paid on the notes during 1995 and 1994 were $33.2 million and $15.7 million, respectively.

NOTE 3--BORROWED MONEY

At December 31, 1995, the Company had a $500 million syndicated line of credit. There are 29 banks who joined the syndicate of lenders under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit when requested to loan funds for a period of two years at prevailing interest rates as determined in accordance with the line of credit agreement. The agreement does not contain a material adverse change clause. As of December 31, 1995, no amounts had been borrowed under this agreement.

In 1995 the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. The debt was issued in two notes of equal amounts with last scheduled payment dates on March 25, 1997 and June 25, 1998, respectively. The interest rates on the two notes are calculated on a floating basis, based on LIBOR rates, and were 6.1575% and 6.2075%, respectively, at December 31, 1995. The outstanding balances of the Notes totaled $213.1 million at December 31, 1995 and are included in other general account obligations.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                   1995   1994
                                                                  ------ ------
                                                                  (In millions)
Investment expenses.............................................. $332.9 $291.2
Interest expense.................................................   38.3   19.8
Depreciation on real estate and other invested assets............   62.7   54.7
Real estate and other investment taxes...........................   61.2   61.3
                                                                  ------ ------
                                                                  $495.1 $427.0
                                                                  ====== ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                 1995    1994
                                                                ------  ------
                                                                (In millions)
Gains (losses) from asset sales and foreclosures............... $118.6  $(41.5)
Capital gains tax..............................................  (64.2)  (20.2)
Net capital (gains) losses transferred to the IMR..............  (33.2)   26.4
                                                                ------  ------
  Net Realized Capital Gains (Losses).......................... $ 21.2  $(35.3)
                                                                ======  ======


Net unrealized capital losses and other adjustments consist of the following items:

                                                                 1995    1994
                                                                ------  -------
                                                                (In millions)
Gains from changes in security values and book value adjust-
 ments......................................................... $ 93.4  $  36.4
Increase in asset valuation reserve............................ (178.5)  (154.6)
                                                                ------  -------
  Net Unrealized Capital Losses and Other Adjustments.......... $(85.1) $(118.2)
                                                                ======  =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                    Gross      Gross
                                        Statement Unrealized Unrealized
                                          Value     Gains      Losses   Fair Value
                                        --------- ---------- ---------- ----------
                                                      (In millions)
     Year ended December 31, 1995
     ----------------------------
U.S. treasury securities and
 obligations of U.S. government
 corporations and agencies............  $   638.5  $   42.5    $  0.2   $   680.8
Obligations of states and political
 subdivisions.........................      194.1      20.6       0.1       214.6
Debt securities issued by foreign gov-
 ernments.............................      297.7      42.2       0.0       339.9
Corporate securities..................   18,358.6   1,818.3      73.9    20,103.0
Mortgage-backed securities............    1,619.6      57.9      20.8     1,656.7
                                        ---------  --------    ------   ---------
  Totals..............................  $21,108.5  $1,981.5    $ 95.0   $22,995.0
                                        =========  ========    ======   =========
     Year ended December 31, 1994
     ----------------------------
U.S. treasury securities and
 obligations of U.S. government
 corporations and agencies............  $ 1,545.1  $    1.8    $128.6   $ 1,418.3
Obligations of states and political
 subdivisions.........................      170.6       4.5       1.7       173.4
Debt securities issued by foreign gov-
 ernments.............................      143.5       9.8       0.5       152.8
Corporate securities..................   16,208.9     471.1     401.8    16,278.2
Mortgage-backed securities............    1,815.9       4.8      44.1     1,776.6
                                        ---------  --------    ------   ---------
  Totals..............................  $19,884.0  $  492.0    $576.7   $19,799.3
                                        =========  ========    ======   =========

The statement value and fair value of bonds at December 31, 1995, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                      Statement Value Fair Value
                                                      --------------- ----------
                                                            (In millions)
Due in one year or less..............................    $ 1,408.9    $ 1,456.4
Due after one year through five years................      6,406.1      6,795.4
Due after five years through ten years...............      5,969.7      6,551.4
Due after ten years..................................      5,704.2      6,535.1
                                                         ---------    ---------
                                                          19,488.9     21,338.3
Mortgage-backed securities...........................      1,619.6      1,656.7
                                                         ---------    ---------
                                                         $21,108.5    $22,995.0
                                                         =========    =========

Proceeds from sales of bonds during 1995 and 1994 were $2.9 billion and $2.5 billion, respectively. Gross gains of $69.7 million in 1995 and $16.6 million in 1994 and gross losses of $44.3 million in 1995 and $99.3 million in 1994 were realized on these transactions.

The cost of common stocks was $78.1 million and $82.1 million at December 31, 1995 and 1994, respectively. At December 31, 1995, gross unrealized appreciation on common stocks totaled $76.3 million, and gross

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

unrealized depreciation totaled $23.5 million. The fair value of preferred stock totaled $338.8 million at December 31, 1995 and $281.6 million at December 31, 1994.

Mortgage loans with outstanding principal balances of $115.5 million, bonds with amortized cost of $32.8 million and real estate with depreciated cost of $28.5 million were nonincome producing for the twelve months ended December 31, 1995.

Restructured commercial mortgage loans aggregated $466.0 million and $507.1 million as of December 31, 1995 and 1994, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                                    Year ended
                                                                    December 31
                                                                   -------------
                                                                    1995   1994
                                                                   ------ ------
                                                                   (In millions)
      Expected.................................................... $ 47.0 $ 54.5
      Actual...................................................... $ 26.8   34.2

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1995, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                                Geographic
                               Concentration       Statement Value
                               -------------       ---------------
                                                    (In millions)
                         East North Central.......    $  822.7
                         East South Central.......       178.2
                         Middle Atlantic..........     1,861.1
                         Mountain.................       431.3
                         New England..............       915.6
                         Pacific..................     2,253.4
                         South Atlantic...........     1,611.7
                         West North Central.......       217.7
                         West South Central.......       447.4
                         Other....................        62.4
                                                      --------
                                                      $8,801.5
                                                      ========

         Property
           Type            Statement Value
         --------          ---------------
                            (In millions)
Apartments................    $2,374.6
Hotels....................       164.4
Industrial................       780.4
Office buildings..........     1,823.6
Retail....................     1,545.1
1-4 Family................         9.5
Agricultural..............     1,607.0
Other.....................       496.9
                              --------
                              $8,801.5
                              ========

At December 31, 1995, the fair values of the commercial and agricultural mortgage loan portfolios were $7.6 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1994 were approximately $6.5 billion and $1.7 billion, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1995 were $455.2 million, $276.7 million, and $12.7 million, respectively. The corresponding amounts in 1994 were $385.9 million, $266.0 million, and $12.1 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1995 were $281.0 million, $217.0 million and $185.4 million, respectively. The corresponding amounts in 1994 were $246.7 million, $203.2 million and $217.3 million, respectively.

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $212.7 million at December 31, 1995 and $184.5 million at December 31, 1994.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,240 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,240. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

The Company provides additional compensation to certain employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

Pension expense is summarized as follows:

                                                                 Year ended
                                                                 December 31
                                                               ----------------
                                                                1995     1994
                                                               -------  -------
                                                                (In millions)
Defined benefit plans:
  Service cost--benefits earned during the period............. $  30.1  $  46.5
  Interest cost on the projected benefit obligation...........   103.5     96.1
  Actual return on plan assets................................  (369.5)    29.4
  Net amortization and deferral...............................   260.5   (144.7)
                                                               -------  -------
                                                                  24.6     27.3
Defined contribution plans....................................    19.8     15.8
                                                               -------  -------
    Total pension expense..................................... $  44.4  $  43.1
                                                               =======  =======


Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                                     1995  1994
                                                                     ----  ----
Discount rate....................................................... 7.50% 8.00%
Weighted rate of increase in compensation levels.................... 5.10% 5.30%
Expected long-term rate of return on assets......................... 7.75% 8.25%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                       Year ended December 31
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
                                                            (In millions)
Actuarial present value of benefit obligations:
  Vested benefit obligation..........................  $  (1,242.9) $  (1,108.9)
                                                       ===========  ===========
  Accumulated benefit obligation.....................  $  (1,300.3) $  (1,151.0)
                                                       ===========  ===========
Projected benefit obligation.........................  $  (1,480.0) $  (1,350.2)
Plan assets fair value...............................      1,645.3      1,355.0
                                                       -----------  -----------
Excess of plan assets over projected benefit obliga-
 tion................................................        165.3          4.8
Unrecognized net (gain) loss.........................       (148.2)        36.3
Prior service cost not yet recognized in net periodic
 pension cost........................................         50.0         57.7
Unrecognized net asset, net of amortization..........       (112.4)      (126.6)
                                                       -----------  -----------
Net pension liability................................  $     (45.3) $     (27.8)
                                                       ===========  ===========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1995, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments. The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                      December 31
                                          -------------------------------------
                                                1995               1994
                                          ------------------ ------------------
                                          Medical            Medical
                                            and      Life      and      Life
                                          Dental   Insurance Dental   Insurance
                                           Plans     Plans    Plans     Plans
                                          -------  --------- -------  ---------
                                                     (In millions)
Accumulated postretirement benefit obli-
 gation:
  Retirees............................... $(236.5)  $(89.2)  $(239.2)  $(76.5)
  Fully eligible active plan partici-
   pants.................................   (42.9)   (20.1)    (51.3)   (22.2)
                                          -------   ------   -------   ------
                                           (279.4)  (109.3)   (290.5)   (98.7)
Plan assets at fair value................    96.9      0.0      59.9      0.0
                                          -------   ------   -------   ------
Accumulated postretirement benefit
 obligation in excess of plan assets.....  (182.5)  (109.3)   (230.6)   (98.7)
Unrecognized prior service cost..........    18.2      5.8      22.2      6.2
Unrecognized prior net gain..............   (84.2)    (4.2)    (63.9)   (12.3)
Unrecognized transition obligation.......   272.9     83.3     288.9     88.2
                                          -------   ------   -------   ------
Accrued postretirement benefit cost...... $  24.4   $(24.4)  $  16.6   $(16.6)
                                          =======   ======   =======   ======

Net postretirement benefits costs for the years ended December 31, 1995 and 1994 were $50.2 million and $52.1 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net periodic postretirement benefits cost included the following components:

                                                         December 31
                                             ------------------------------------
                                                   1995                1994
                                             ------------------ -----------------
                                             Medical            Medical
                                               and      Life      and     Life
                                             Dental   Insurance Dental  Insurance
                                              Plans     Plans    Plans    Plans
                                             -------  --------- ------- ---------
                                                        (In millions)
Eligibility cost............................ $  5.3     $ 1.5    $ 6.1    $ 2.3
Interest cost...............................   21.1       7.8     19.9      6.8
Actual return on plan assets................  (15.5)      0.0     (2.1)     0.0
Net amortization and deferral...............   25.0       5.0     14.4      4.7
                                             ------     -----    -----    -----
Net periodic postretirement benefit cost.... $ 35.9     $14.3    $38.3    $13.8
                                             ======     =====    =====    =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1995 was 7.5% (8.0% for 1994). The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 8.25% for 1996 (9.75% was assumed for 1995) and is assumed to decrease gradually to 5.5% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1995 by $35.0 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $3.6 million for 1995 and $2.7 million for 1994.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1995, the accumulated postretirement benefit obligations for non-vested employees amounted to $67.7 million for medical and dental plans and $10.8 million for life insurance plans. The corresponding amounts as of December 31, 1994 were $70.4 million and $9.1 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $9.5 billion at December 31, 1995 and $7.8 billion at December 31, 1994; total liabilities amounted to $8.3 billion at December 31, 1995 and $6.7 billion at December 31, 1994; and total net income was $89.5 million in 1995 and $61.9 million in 1994.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 14).

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--CONTINUED

The Company received dividends of $9.7 million and $10.1 million in 1995 and 1994, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1996 to 2005. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2001.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                 December 31
                                                              -----------------
                                                                1995     1994
                                                              -------- --------
                                                                (In millions)
Futures contracts to purchase securities....................  $   62.2 $  147.9
                                                              ======== ========
Futures contracts to sell securities........................  $  299.9 $   98.1
                                                              ======== ========
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates....................................  $1,735.0 $  916.0
                                                              ======== ========
  Receive fixed rates.......................................  $1,756.3 $1,365.2
                                                              ======== ========

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on market rates in effect at December 31, 1995, the Company's interest rate swaps, currency rate swaps, and interest rate caps represented (assets) liabilities to the Company with fair values of $37.0 million, $23.3 million and $(0.3) million, respectively. The corresponding amounts as of December 31, 1994 were $12.0 million, $15.4 million, and $(1.5) million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases. Rental expenses for all operating leases totaled $32.2 million in 1995 and $35.2 million in 1994. At December 31, 1995, future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment totaled approximately $44.3 million.

NOTE 13--POLICYHOLDERS' RESERVES AND BENEFICIARIES' FUNDS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1995 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with adjust-
 ment):
  With market value adjustment.......................     $ 2,517.0        7.3%
  At book value less surrender charge................       2,502.2        7.3
                                                          ---------      -----
  Total with adjustment..............................       5,019.2       14.6
  Subject to discretionary withdrawal (without ad-
   justment) at book value...........................         594.8        1.7
  Subject to discretionary withdrawal--separate ac-
   counts............................................      10,813.9       31.4
Not subject to discretionary withdrawal:
  General account....................................      16,634.4       48.3
  Separate accounts..................................       1,387.2        4.0
                                                          ---------      -----
Total annuity reserves and deposit liabilities--be-
 fore reinsurance....................................      34,449.5      100.0%
                                                                         =====
Less reinsurance ceded...............................          (0.2)
                                                          ---------
Net annuity reserves and deposit fund liabilities....     $34,449.3
                                                          =========

Activity in the liability for accident and health unpaid claims is:

                                                                  1995    1994
                                                                 ------  ------
                                                                 (In millions)
Balance at January 1............................................ $216.2  $210.6
  Less reinsurance recoverables.................................   (7.3)   (4.6)
                                                                 ------  ------
Net balance at January 1........................................  208.9   206.0
                                                                 ------  ------
Incurred related to:
  Current year..................................................  301.0   350.4
  Prior years...................................................  (25.2)  (40.4)
                                                                 ------  ------
Total incurred..................................................  275.8   310.0
                                                                 ------  ------
Paid related to:
  Current year..................................................  192.0   231.2
  Prior years...................................................   89.0    75.9
                                                                 ------  ------
Total paid......................................................  281.0   307.1
                                                                 ------  ------
Net balance at December 31......................................  203.7   208.9
  Plus reinsurance recoverable..................................    4.0     7.3
                                                                 ------  ------
Balance at December 31.......................................... $207.7  $216.2
                                                                 ======  ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICYHOLDERS' RESERVES AND BENEFICIARIES' FUNDS--CONTINUED

As a result of favorable changes in claim estimates and a decline in fully insured business, the liability for prior year claims decreased in 1995 and 1994.

NOTE 14--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred stocks, and real estate and issue real estate mortgages totaling $620.7 million, $19.1 million, $5.0 million and $396.6 million, respectively, at December 31, 1995. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The fair value of the commitments described above is $1.1 billion at December 31, 1995. The majority of these commitments expire in 1996.

During 1991, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $1.042 billion of multi-family loans and acquired an equivalent amount of FNMA securities. FNMA is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 15% of original principal and interest losses (less buy-backs) for the pool of loans involved, but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses as a percentage of its multi-family mortgage portfolio of approximately 3%. Mortgage loan buy-backs required by FNMA in 1995 and 1994 amounted to $29.5 million and $12.7 million, respectively. There were no losses associated with these buy-backs. At December 31, 1995, the remaining pool of loans had an outstanding principal balance of $591.2 million.

The Company has a support agreement with JHVLICo under which the Company agrees to continue directly or indirectly to own all of JHVLICo's common stock and maintain JHVLICo's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC) under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1995 were $363.6 million for short-term borrowings and $142.7 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1995. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position of the Company.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Home Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, John Hancock will adjust the benefits payable to reflect the correct age or sex.

  SUICIDE. If the insured commits suicide within 2 years from the issue date shown in the Policy, John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium, the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any premium in excess of the Required Premium, any increase in death benefit due to payment of excess premium shall be incontestable after the increase has been in force for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Home Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or
(2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 10 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

  REINSTATEMENT. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted, or the period of any Fixed Extended Term Insurance has expired.

                   APPENDIX--ILLUSTRATION OF DEATH BENEFITS
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and surrender value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured at Issue and shows how the death benefit and surrender value (reflecting the deduction of the surrender charge, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. The death benefit and surrender value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and surrender value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that the current rates for insurance and charges for expenses will be made in each year illustrated. The tables headed "Using Maximum Charges" assume that the maximum (guaranteed) charge will be made for insurance and for expense charges in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .53%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .15%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the nine variable subaccounts. The actual charges and expenses associated with any Policy and will vary depending upon the actual allocation of Policy values among subaccounts. During the first 11 Policy years, the surrender values for the base Policy are the Account Values less the Contingent Deferred Sales Charge (and, during the first four years, less any unpaid Issue Charge). Thereafter the Account Value will be equal to the surrender value.

  The tables reflect that no charge is currently made to the Accounts for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The amounts shown for the death benefit and surrender value reflect Excess Value, if any, applied under the Accumulate Option.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at Issue or premium amount requested, and assuming annual premiums and that the proposed insured is not a substandard underwriting risk classification.

PLAN: SCHEDULE PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,113 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,169     100,000  100,000    100,000     364      415        465
    2          2,396     100,000  100,000    100,000   1,013    1,157      1,307
    3          3,684     100,000  100,000    100,000   1,656    1,939      2,245
    4          5,037     100,000  100,000    100,000   2,293    2,761      3,290
    5          6,458     100,000  100,000    100,000   2,921    3,625      4,453
    6          7,949     100,000  100,000    100,000   3,574    4,570      5,786
    7          9,515     100,000  100,000    100,000   4,285    5,630      7,336
    8         11,160     100,000  100,000    100,000   5,048    6,800      9,112
    9         12,886     100,000  100,000    100,000   5,866    8,086     11,136
   10         14,699     100,000  100,000    100,000   6,669    9,421     13,355
   11         16,603     100,000  100,000    100,000   7,454   10,803     15,789
   12         18,602     100,000  100,000    100,000   8,222   12,236     18,461
   13         20,700     100,000  100,000    100,000   8,836   13,586     21,262
   14         22,904     100,000  100,000    100,000   9,427   14,985     24,351
   15         25,218     100,000  100,000    100,000   9,995   16,436     27,760
   16         27,647     100,000  100,000    102,903  10,537   17,941     31,518
   17         30,198     100,000  100,000    112,689  11,051   19,498     35,635
   18         32,877     100,000  100,000    122,985  11,536   21,110     40,144
   19         35,689     100,000  100,000    133,835  11,991   22,780     45,079
   20         38,643     100,000  100,000    145,275  12,413   24,509     50,479
   25         55,776     100,000  100,000    212,827  13,994   34,136     86,067
   30         77,644     100,000  100,000    302,399  14,403   45,650    141,229
   35        105,553     100,000  110,567    422,220  12,910   59,001    225,304
   40        141,173     100,000  122,582    583,399   8,404   73,916    351,784
   45        186,634     100,000  133,838    799,965       0   89,945    537,611
   50        244,655     100,000  144,359  1,091,427       0  106,569    805,719
   55        318,706     100,000  154,711  1,484,875       0  123,177  1,182,225

--------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
  MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
  SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
  PREMIUM SCHEDULE AT ISSUE--MODIFIED
  $708 INITIAL BASIC PREMIUM AT ISSUE (1)
  USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1            743     100,000  100,000   100,000        0       22        50
    2          1,524     100,000  100,000   100,000      276      352       432
    3          2,344     100,000  100,000   100,000      557      703       862
    4          3,204     100,000  100,000   100,000      835    1,073     1,342
    5          4,108     100,000  100,000   100,000    1,109    1,463     1,881
    6          5,057     100,000  100,000   100,000    1,411    1,910     2,522
    7          6,053     100,000  100,000   100,000    1,775    2,448     3,306
    8          7,099     100,000  100,000   100,000    2,195    3,072     4,233
    9          8,197     100,000  100,000   100,000    2,673    3,785     5,316
   10          9,350     100,000  100,000   100,000    3,140    4,518     6,492
   11         10,561     100,000  100,000   100,000    3,591    5,268     7,769
   12         11,833     100,000  100,000   100,000    4,030    6,038     9,159
   13         13,168     100,000  100,000   100,000    4,316    6,691    10,537
   14         14,570     100,000  100,000   100,000    4,583    7,358    12,047
   15         16,042     100,000  100,000   100,000    4,828    8,039    13,703
   16         17,587     100,000  100,000   100,000    5,050    8,734    15,519
   17         19,210     100,000  100,000   100,000    5,245    9,439    17,510
   18         20,914     100,000  100,000   100,000    5,413   10,153    19,695
   19         22,703     100,000  100,000   100,000    5,550   10,876    22,094
   20         24,581     100,000  100,000   100,000    5,657   11,606    24,731
   25         35,480     100,000  100,000   105,105    5,654   15,322    42,504
   30         49,391     100,000  100,000   150,819    4,414   18,872    70,437
   35         67,144     100,000  100,000   211,807    1,065   21,490   113,024
   40         89,803     100,000  100,000   293,712        0   21,948   177,106
   45        118,721     100,000  100,000   403,658        0   17,134   271,275
   50        180,898     100,000  100,000   548,321   12,631   26,122   404,785
   55        279,274     100,000  100,000   741,579   26,920   50,846   590,429

--------

(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,342 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING CURRENT CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,370     100,000  100,000   100,000      461      522       584
   2         2,809     100,000  100,000   100,000    1,186    1,363     1,547
   3         4,320     100,000  100,000   100,000    1,890    2,238     2,615
   4         5,906     100,000  100,000   100,000    2,571    3,146     3,797
   5         7,571     100,000  100,000   100,000    3,230    4,095     5,110
   6         9,320     100,000  100,000   100,000    3,919    5,137     6,625
   7        11,157     100,000  100,000   100,000    4,718    6,355     8,435
   8        13,085     100,000  100,000   100,000    5,600    7,723    10,534
   9        15,109     100,000  100,000   100,000    6,580    9,259    12,953
  10        17,235     100,000  100,000   100,000    7,515   10,822    15,573
  11        19,467     100,000  100,000   100,000    8,407   12,414    18,417
  12        21,810     100,000  100,000   100,000    9,268   14,049    21,524
  13        24,271     100,000  100,000   100,000    9,840   15,472    24,666
  14        26,855     100,000  100,000   100,000   10,370   16,932    28,124
  15        29,568     100,000  100,000   100,000   10,847   18,422    31,926
  16        32,417     100,000  100,000   100,000   11,272   19,944    36,116
  17        35,408     100,000  100,000   100,000   11,635   21,492    40,734
  18        38,548     100,000  100,000   100,000   11,935   23,068    45,833
  19        41,846     100,000  100,000   100,000   12,162   24,666    51,470
  20        45,309     100,000  100,000   108,053   12,316   26,290    57,659
  25        65,398     100,000  100,000   117,689   11,779   34,762    98,314
  30        91,038     100,000  100,000   127,959    7,327   43,066   160,273
  35       132,470     100,000  100,000   138,914   20,617   59,636   249,800
  40       191,905     100,000  100,000   150,597   45,831   87,413   380,902

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,445 for a hypothetical gross investment return of 0%, $3,936 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000    1,055    1,152     1,249
    2          4,206     100,000  100,000   100,000    2,367    2,652     2,949
    3          6,468     100,000  100,000   100,000    3,652    4,219     4,833
    4          8,843     100,000  100,000   100,000    4,908    5,854     6,919
    5         11,337     100,000  100,000   100,000    6,137    7,563     9,235
    6         13,955     100,000  100,000   100,000    7,391    9,406    11,863
    7         16,705     100,000  100,000   100,000    8,748   11,464    14,908
    8         19,592     100,000  100,000   100,000   10,185   13,716    18,377
    9         22,623     100,000  100,000   100,000   11,716   16,180    22,319
   10         25,806     100,000  100,000   100,000   13,199   18,722    26,632
   11         29,148     100,000  100,000   100,000   14,636   21,345    31,361
   12         32,657     100,000  100,000   100,000   16,040   24,066    36,564
   13         36,342     100,000  100,000   100,000   17,152   26,635    42,041
   14         40,211     100,000  100,000   105,867   18,222   29,306    48,080
   15         44,273     100,000  100,000   117,114   19,240   32,076    54,696
   16         48,538     100,000  100,000   129,035   20,207   34,955    61,944
   17         53,017     100,000  100,000   141,670   21,114   37,942    69,874
   18         57,719     100,000  100,000   155,078   21,962   41,048    78,552
   19         62,657     100,000  100,000   169,296   22,743   44,275    88,037
   20         67,841     100,000  100,000   184,414   23,458   47,635    98,407
   25         97,922     100,000  110,331   276,132   25,897   66,529   166,505
   30        136,313     100,000  131,084   402,147   25,131   88,094   270,260
   35        185,310     100,000  152,199   579,188   19,806  112,357   427,571
   40        247,845     100,000  175,474   834,056    5,524  139,709   664,057

--------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,169     100,000  100,000    100,000     341      390        440
   2         2,396     100,000  100,000    100,000     965    1,106      1,253
   3         3,684     100,000  100,000    100,000   1,585    1,861      2,161
   4         5,037     100,000  100,000    100,000   2,199    2,655      3,171
   5         6,458     100,000  100,000    100,000   2,804    3,490      4,296
   6         7,949     100,000  100,000    100,000   3,434    4,403      5,586
   7         9,515     100,000  100,000    100,000   4,123    5,430      7,090
   8        11,160     100,000  100,000    100,000   4,864    6,566      8,814
   9        12,886     100,000  100,000    100,000   5,660    7,817     10,780
  10        14,699     100,000  100,000    100,000   6,441    9,114     12,935
  11        16,603     100,000  100,000    100,000   7,205   10,456     15,298
  12        18,602     100,000  100,000    100,000   7,951   11,847     17,891
 13         20,700     100,000  100,000    100,000   8,540   13,149     20,602
  14        22,904     100,000  100,000    100,000   9,108   14,499     23,591
  15        25,218     100,000  100,000    100,000   9,651   15,899     26,889
  16        27,647     100,000  100,000    100,000  10,168   17,347     30,527
  17        30,198     100,000  100,000    109,154  10,656   18,845     34,517
  18        32,877     100,000  100,000    119,134  11,116   20,395     38,887
  19        35,689     100,000  100,000    129,647  11,544   21,998     43,668
  20        38,643     100,000  100,000    140,733  11,941   23,658     48,901
  25        55,776     100,000  100,000    206,126  13,382   32,866     83,358
  30        77,644     100,000  100,000    292,700  13,627   43,804    136,699
  35       105,553     100,000  106,065    408,312  11,920   56,598    217,883
  40       141,173     100,000  117,567    563,496   7,095   70,892    339,783
  45       186,634     100,000  128,429    772,422       0   86,310    519,101
  50       244,655     100,000  138,427  1,053,694       0  102,190    777,863
  55       318,706     100,000  148,454  1,433,615       0  118,196  1,141,413

--------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE-- MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES

                                  Death Benefit              Surrender Value
                           --------------------------- ---------------------------
               Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
   End of    Accumulated   Annual Investment Return of Annual Investment Return of
   Policy   At 5% Interest --------------------------- ---------------------------
    Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
   ------   -------------- -------- -------- --------- -------- -------- ---------
      1            743     100,000  100,000   100,000        0        0        25
      2          1,524     100,000  100,000   100,000      228      302       379
      3          2,344     100,000  100,000   100,000      486      625       777
      4          3,204     100,000  100,000   100,000      741      967     1,223
      5          4,108     100,000  100,000   100,000      992    1,327     1,724
      6          5,057     100,000  100,000   100,000    1,272    1,743     2,323
      7          6,053     100,000  100,000   100,000    1,614    2,249     3,060
      8          7,099     100,000  100,000   100,000    2,011    2,838     3,935
      9          8,197     100,000  100,000   100,000    2,468    3,515     4,960
     10          9,350     100,000  100,000   100,000    2,913    4,210     6,072
     11         10,561     100,000  100,000   100,000    3,343    4,921     7,279
     12         11,833     100,000  100,000   100,000    3,759    5,648     8,589
     13         13,168     100,000  100,000   100,000    4,021    6,254     9,876
     14         14,570     100,000  100,000   100,000    4,263    6,872    11,286
     15         16,042     100,000  100,000   100,000    4,484    7,501    12,830
     16         17,587     100,000  100,000   100,000    4,680    8,139    14,520
     17         19,210     100,000  100,000   100,000    4,849    8,783    16,371
     18         20,914     100,000  100,000   100,000    4,991    9,435    18,401
     19         22,703     100,000  100,000   100,000    5,102   10,090    20,626
     20         24,581     100,000  100,000   100,000    5,183   10,750    23,071
     25         35,480     100,000  100,000   100,000    5,037   14,036    39,511
     30         49,391     100,000  100,000   140,309    3,626   16,987    65,528
     35         67,144     100,000  100,000   197,034       50   18,730   105,141
     40         89,803     100,000  100,000   273,034        0   17,822   164,637
     45        118,721     100,000  100,000   375,238        0   10,861   252,176
     50        184,148     100,000  100,000   509,400   12,554   19,232   376,052
     55        289,119     100,000  100,000   688,711   26,666   44,565   548,337

--------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,324 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000      897      989     1,081
    2          4,206     100,000  100,000   100,000    2,045    2,310     2,587
    3          6,468     100,000  100,000   100,000    3,154    3,676     4,242
    4          8,843     100,000  100,000   100,000    4,222    5,086     6,062
    5         11,337     100,000  100,000   100,000    5,251    6,547     8,070
    6         13,955     100,000  100,000   100,000    6,301    8,124    10,353
    7         16,705     100,000  100,000   100,000    7,439    9,885    13,000
    8         19,592     100,000  100,000   100,000    8,648   11,817    16,022
    9         22,623     100,000  100,000   100,000    9,943   13,939    19,463
   10         25,806     100,000  100,000   100,000   11,190   16,118    23,224
   11         29,148     100,000  100,000   100,000   12,387   18,358    27,341
   12         32,657     100,000  100,000   100,000   13,527   20,656    31,852
   13         36,342     100,000  100,000   100,000   14,358   22,764    36,555
   14         40,211     100,000  100,000   100,000   15,122   24,930    41,749
   15         44,273     100,000  100,000   101,667   15,811   27,152    47,481
   16         48,538     100,000  100,000   111,933   16,422   29,433    53,734
   17         53,017     100,000  100,000   122,736   16,949   31,774    60,535
   18         57,719     100,000  100,000   134,116   17,392   34,182    67,934
   19         62,657     100,000  100,000   146,107   17,744   36,662    75,979
   20         67,841     100,000  100,000   158,768   17,999   39,216    84,722
   25         97,922     100,000  100,000   233,578   17,369   53,240   140,845
   30        136,313     100,000  103,973   332,819   11,803   69,874   223,668
   35        185,310     100,000  118,645   464,672        0   87,587   343,033
   40        247,845     100,000  133,310   642,459        0  106,139   511,512

--------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,370     100,000  100,000   100,000      303      359       416
    2          2,809     100,000  100,000   100,000      861    1,018     1,182
    3          4,320     100,000  100,000   100,000    1,386    1,688     2,018
    4          5,906     100,000  100,000   100,000    1,875    2,368     2,927
    5          7,571     100,000  100,000   100,000    2,329    3,059     3,922
    6          9,320     100,000  100,000   100,000    2,808    3,826     5,079
    7         11,157     100,000  100,000   100,000    3,377    4,734     6,472
    8         13,085     100,000  100,000   100,000    4,021    5,766     8,098
    9         15,109     100,000  100,000   100,000    4,752    6,938     9,984
   10         17,235     100,000  100,000   100,000    5,437    8,114    12,009
   11         19,467     100,000  100,000   100,000    6,072    9,293    14,189
   12         21,810     100,000  100,000   100,000    6,649   10,466    16,534
   13         24,271     100,000  100,000   100,000    6,915   11,382    18,814
   14         26,855     100,000  100,000   100,000    7,111   12,281    21,290
   15         29,568     100,000  100,000   100,000    7,227   13,152    23,982
   16         32,417     100,000  100,000   100,000    7,259   13,992    26,917
   17         35,408     100,000  100,000   100,000    7,198   14,793    30,119
   18         38,548     100,000  100,000   100,000    7,043   15,551    33,628
   19         41,846     100,000  100,000   100,000    6,784   16,258    37,480
   20         45,309     100,000  100,000   100,000    6,415   16,906    41,722
   25         65,398     100,000  100,000   116,736    2,309   18,680    70,391
   30         91,038     100,000  100,000   168,738        0   15,632   113,399
   35        147,304     100,000  100,000   231,514   12,554   25,513   170,909
   40        236,838     100,000  100,000   312,557   26,666   50,059   248,851

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,417 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  [LOGO OF JOHN HANCOCK COMPANY APPEARS HERE]



        POLICIES ISSUED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

    S8138UVNY 5/95

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus consisting of 67 pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:


I.A. (1)   John Hancock Board Resolution establishing the separate account.

     (2)   Not Applicable

     (3)   (a) Not Applicable.

           (b) Specimen Variable Contracts Selling Agreement between John Hancock and selling broker-dealers

           (c) Schedule of sales commissions.

    (4)    Not Applicable

    (5) Form of scheduled premium variable life insurance policy included in the initial registration statement of this Account on this Form S-6, filed June 3, 1993.

   (6)     Charter and By-Laws of John Hancock Mutual Life Insurance Company.

   (7)     Not Applicable.

   (8)     Not Applicable.

   (9)     Not Applicable.

   (10) Form of application for Policy included in the initial registration statement of this Account on Form S-6, filed June 3, 1993.

2. Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered included in the initial registration statement of this Account on this Form S-6, filed filed June 3, 1993.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary.

7.  Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii).

9. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of February, 1996.

                                     JOHN HANCOCK MUTUAL LIFE
                                     INSURANCE COMPANY

(SEAL)

                                By          WILLIAM L. BOYAN
                                     ------------------------------
                                            William L. Boyan
                                              President



Attest:      FRANCIS C. CLEARY, JR.
          ---------------------------------
             Francis C. Cleary, Jr.
                  Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


 SIGNATURE                         TITLE                  DATE
 ---------                         -----                  ----



                        Executive Vice President
                        and Chief Financial Officer
                        (Principal Financial Officer
                        and Acting Principal
                        Accounting Officer)
THOMAS E. MOLONEY
--------------------
Thomas E. Moloney                                      February 29, 1996



                       Chairman of the Board and
                       Chief Executive Officer
STEPHEN L. BROWN       (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                       February 29, 1996



FOR: Foster L. Aborn         Vice Chairman of the Board
     William L. Boyan        President, Chief Operating Officer & Director
     David F. D'Alessandro   Senior Executive Vice President & Director
      Nelson S. Gifford       Director   E. James Morton        Director
      John F. Magee           Director   Thomas L. Phillips     Director
      John M. Connors         Director   Joan T. Bok            Director
      Delbert C. Staley       Director   Robert E. Fast         Director
      C. Vincent Vappi        Director   Samuel W. Bodman       Director
      Randolph W. Bromery     Director   Lawrence K. Fish       Director
      I. MacAllister Booth    Director   Kathleen F. Feldstein  Director
      Michael C. Hawley       Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of February, 1996.



             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                       By      WILLIAM L. BOYAN
                                          ----------------------------
                                               William L. Boyan
                                                 President



Attest:   FRANCIS C. CLEARY, JR.
        --------------------------
          Francis C. Cleary, Jr.
               Counsel